Posting Supplement No. 78 dated October 15, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 361295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361295	$12,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361295. Member loan 361295 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,250 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	3.83%
Length of employment:	10+ years	Location:	Ennis, TX

Home town:	Ennis
Current & past employers:	Bank of America Corp., Managed Data & Systems Solutions, U.S. Army
Education:	Dallas Baptist University, Navarro College

This borrower member posted the following loan description, which has not been verified:

Managed Data and Systems Solutions has been doing business for over 3 years. We at MD2S need to expand our operations in the following ways: we are needing to increase staff, increase server and hardware capacity across the company to continue to meet the needs of our existing customer base and our new customer base that we have taken on. Thank you. 369673 added on 10/07/09 > We are needing to expand operations: purchasing additional hardward and software for expansion. By receiving these funds we will be able to expand our operations and take on additional clients. This will increase our revenues and we will be able to pay back this loan at an accelerated rate. Thank you

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,106.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 388115

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388115	$8,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388115. Member loan 388115 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,258 / month
Current employer:	Oregon Trail council boy Scouts of America	Debt-to-income ratio:	21.88%
Length of employment:	3 years 1 month	Location:	springfield, OR

Home town:	Camden
Current & past employers:	Oregon Trail council boy Scouts of America, Ore-Ia Council BSA
Education:	Utah State University

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a floral shop that has been in business nearly 90 years. I am currently waiting on an answer from a bank, but I fear I may not get the loan due to not enough personal equity. So this is a second option of mine. 421320 added on 10/08/09 > This is a floral and gift shop in a well to do neighborhood with sales averaging $250k over the last two years. The previous owner retired and there is a lot of possible growth for increased sales even in a down economy. As the owner I will be the day to day operation, thus eliminating much cost in labor.

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,090.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399746

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399746	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399746. Member loan 399746 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Montessori School of Beaverton	Debt-to-income ratio:	15.84%
Length of employment:	4 years	Location:	Beaverton, OR

Home town:
Current & past employers:	Montessori School of Beaverton
Education:	Concordia University-Portland

This borrower member posted the following loan description, which has not been verified:

I would like to make one monthly payment instead of multiple. I am also less than impressed with the way a couple of my creditors are handling my account.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,825.00	Public Records On File:	0
Revolving Line Utilization:	83.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 422956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422956	$16,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422956. Member loan 422956 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Guardian Industries	Debt-to-income ratio:	22.34%
Length of employment:	8 years	Location:	Newport, MI

Home town:
Current & past employers:	Guardian Industries
Education:

This borrower member posted the following loan description, which has not been verified:

I plan to use this loan to support the lending club process, I will be reinvesting the money on my lending account. Which should produce some CashFlow. 497832 added on 10/06/09 > About $4000 dollars will be used for my recent relationship, she is going through a divorce and I am willing to help her. Her 2 yr old is a blonde cutie, just makes you smile.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	79
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438283

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438283	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438283. Member loan 438283 was requested on October 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,791 / month
Current employer:	On Tap Magazine	Debt-to-income ratio:	20.68%
Length of employment:	1 year 6 months	Location:	Washington, DC

Home town:	Cleveland
Current & past employers:	On Tap Magazine, AFI Silver Theatre
Education:

This borrower member posted the following loan description, which has not been verified:

Debt consolidation loan

A credit bureau reported the following information about this borrower member on October 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	32
Revolving Credit Balance:	$18,996.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444562	$1,750	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444562. Member loan 444562 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Pacific Cookie Company	Debt-to-income ratio:	8.02%
Length of employment:	2 years 3 months	Location:	Santa Cruz, CA

Home town:
Current & past employers:	Pacific Cookie Company
Education:

This borrower member posted the following loan description, which has not been verified:

My credit card company recently doubled my interest rate effective on my entire balance. I am looking save some money by paying off my variable rate credit card with a lower fixed rate personal loan. My card helped me replace a stolen laptop and pay for unexpected car repairs but now it's time to say goodbye. I am applying to graduate school next year and want to be credit card debt-free when I start school again.

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,838.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445066

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445066	$25,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445066. Member loan 445066 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	keoki global	Debt-to-income ratio:	0.47%
Length of employment:	4 years 4 months	Location:	MONTEREY PARK, CA

Home town:	Shanghai
Current & past employers:	keoki global, Marino Intl. Group
Education:

This borrower member posted the following loan description, which has not been verified:

I feel I am a strong candidate for this loan because I have strong income (annual $100K +)and can make the payment with no problem. I do not have any mortgage payment nor do I have a car payment. I plan on reinvesting the loan into a small joint venture which I believe will yield me additional income. 543289 added on 10/07/09 > Upon multiple suggestions to have my income verified, I am working on having it subitted before weeks end. (10/09/09) 543289 added on 10/09/09 > As per a conversation with a lending club rep., I was told that the only way for me to be able to submit income verification was if "The Lending Club" requested that info. I DO have my income verification, on hand if needed.

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,119.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 445208

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445208	$24,250	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445208. Member loan 445208 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Westchester Medical Center	Debt-to-income ratio:	19.44%
Length of employment:	3 years 24 months	Location:	YONKERS, NY

Home town:
Current & past employers:	Westchester Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	77
Revolving Credit Balance:	$6,790.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 445938

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445938	$24,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445938. Member loan 445938 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Pediatric Services of America	Debt-to-income ratio:	9.67%
Length of employment:	1 year 7 months	Location:	HOUSTON, TX

Home town:	Houston
Current & past employers:	Pediatric Services of America, Mental Health Mental Retardation Aurthority of Harris County
Education:	The University of Texas at Austin, Bachelors, The University of Texas at Dallas, Masters Degree

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate debt, wedding expenses and beginning a new business with a partner. The business is Prodigo Wines, a wine broker for a new label. My partner has been in the restaurant business for 9 years and has contacts all throughout the city of Houston. I have excellent credit. As of yesterday my credit score was 750. I have a stable job as a speech-language pathologist. My salary is $80,000 a year. I will also begin doing contract work in the middle of October which will increase my monthly income by at least $2000. 544954 added on 10/06/09 > I want to add a little more detail...As far as the consolidating debt goes, I will be paying off my student loan. We will also be consolidating my fiance's credit card debt he accrued during a recent unemployment (his not mine). The money will also go to helping our business get started by building a website for our business, PR and a few start up fees. Start up fees include buying the label outright which will allow us to have a make more profit in the long run. The remaining will go to wedding expenses. We really don't want to wait to get married. I also would like to clarify that when I said I spend around 3400 a month that is for everything rent, car note, groceries, utilities, going out to eat, etc. This leaves me $1000 extra a month. In addition to my contract job beginning next week I will have more than enough to cover the loan amount. Thank you for your help! Please let me know if you have any questions!

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	32
Revolving Credit Balance:	$254.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 446350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446350	$24,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446350. Member loan 446350 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	Fidelity Investments	Debt-to-income ratio:	10.84%
Length of employment:	1 year 19 months	Location:	BOSTON, MA

Home town:
Current & past employers:	Fidelity Investments
Education:

This borrower member posted the following loan description, which has not been verified:

545795 added on 10/07/09 > Consolidating higher interest rate debt. Will likely prepay loan with bonus payments. I've never been late on a payment. I have automobiles and property that are paid in full, but this looks like an easier way to get short-term funding. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$72,210.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446465	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446465. Member loan 446465 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Crossmark	Debt-to-income ratio:	8.08%
Length of employment:	2 years 6 months	Location:	MALVERNE, NY

Home town:	Rockville Centre
Current & past employers:	Crossmark, Coca-Cola Enterprises
Education:	Manhattan College

This borrower member posted the following loan description, which has not been verified:

Borrowing to consolidate credit card debt. I always pay above the minimum balance and have a excellent history of paying on time.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	71
Revolving Credit Balance:	$18,960.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446507	$4,900	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446507. Member loan 446507 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Distric Photo and U.P.S.	Debt-to-income ratio:	5.98%
Length of employment:	1 year	Location:	Beltsville , MD

Home town:
Current & past employers:	Distric Photo and U.P.S., U.P.S. Burtonsville Hub
Education:	Prince George's Community College, Capitol College

This borrower member posted the following loan description, which has not been verified:

Would like to put all debt on one bill that I could pay on fixed terms . I am working alot to save for a house and in two years I should be ready to move out of my apartment. Putting all my debt together would be alot easier for me to keep track off. 546123 added on 10/11/09 > All my outstanding debt in one monthly payment that is cheaper then the credit cards is a big help to me . Thanks!

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,052.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446661	$19,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446661. Member loan 446661 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,458 / month
Current employer:	Isabella Geriatric Center	Debt-to-income ratio:	19.87%
Length of employment:	10+ years 6 months	Location:	Bergenfield, NJ

Home town:	NY
Current & past employers:	Isabella Geriatric Center, DHL
Education:

This borrower member posted the following loan description, which has not been verified:

I am currently in credit card debt and I have cut all my credit cards, however with the current interest rates and paying only the minimun I will never get out of debt. I want a loan to payoff all my cards and be out of debt in 3 years. I have workrd hard to build my credit history and do not want to default or declare bankrupty. I believe in paying for the debt that I have amassed, but right now I am drowning paying only minimums and will never be debt free at this rate.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,176.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446664	$25,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446664. Member loan 446664 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	miller edge inc	Debt-to-income ratio:	1.31%
Length of employment:	7 years	Location:	WEST GROVE, PA

Home town:	west grove
Current & past employers:	miller edge inc
Education:

This borrower member posted the following loan description, which has not been verified:

i also have a patent pending that i will use some of the money for

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$802.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446839	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446839. Member loan 446839 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	ABC COMPANY	Debt-to-income ratio:	12.34%
Length of employment:	10+ years	Location:	CITRUS HEIGHTS, CA

Home town:	Modesto
Current & past employers:	ABC COMPANY, Have broom will travei
Education:

This borrower member posted the following loan description, which has not been verified:

Thank you

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,210.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 446882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446882	$18,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446882. Member loan 446882 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	WELLESLY PUBLIC SCHOOLS	Debt-to-income ratio:	24.40%
Length of employment:	2 years 3 months	Location:	NATICK, MA

Home town:	boston
Current & past employers:	WELLESLY PUBLIC SCHOOLS, medfield public schools
Education:	University of Maryland-College Park, Boston University

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concern, After filling in the appropriate information (including the account numbers of the credit cards I wished to consolidate) I received a response from the Lending Club that I had been approved for a $18000 loan. The terms of the loan were not included except that there was both an interest rate and an APR. Subsequently I confirmed via telephone with a representative that this offer is a closed-end installment loan. Please understand that I have an offer on the table from Wells-Fargo to consolidate my debt in such a way where my monthly payments are reduced and my loans will be paid off sooner. I am taking this opportunity to see if there is a competitive offer to be found. I have good credit and always pay more than the minimum due on my credit cards. I would like to consolidate the total amount I owe for (1) convenience of payment, (2) to reduce my percentage rates, and (3) to reduce my revolving credit by moving these debts to an installment payment. I feel I am an excellent candidate to receive such a loan because I already make regular payments toward my debt; I am merely moving the debt off revolving credit and lowering percentage rates. Additionally, I've worked in the same school system for years and live a stable, sober lifestyle. Regards.

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	72
Revolving Credit Balance:	$19,525.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447062	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447062. Member loan 447062 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	n/a	Debt-to-income ratio:	6.64%
Length of employment:	n/a	Location:	Jersey City, NJ

Home town:
Current & past employers:	ThomsonReuters
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

I'm looking to close out debt from my wedding and honeymoon. Consolidating our outstanding debt into one stream will help us realize our goal of being debt free sooner. Right now, our payments are so dispersed among creditors that it's tough to make a dent. 521771 added on 10/08/09 > I wanted to provide a quick update. Some have asked me to have LC verify my income. I reached out to the Credit Review team for the second time today (and made my 4th inquiry into the general support team) asking how I can go about having the verification completed, but I have yet to hear back from anyone. Obviously it would have been advantageous to have this completed by now...I am trying!

A credit bureau reported the following information about this borrower member on September 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	37
Revolving Credit Balance:	$9,271.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447250

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447250	$24,250	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447250. Member loan 447250 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,250 / month
Current employer:	Woodforest National Bank	Debt-to-income ratio:	14.84%
Length of employment:	1 year 120 months	Location:	SPRING, TX

Home town:
Current & past employers:	Woodforest National Bank
Education:

This borrower member posted the following loan description, which has not been verified:

547704 added on 10/09/09 > Debt consolidation to reposition ourselves and eliminate credit cards from our lifestyle

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,007.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 447541

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447541	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447541. Member loan 447541 was requested on September 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Lifesharing(UCSD Medical Center)	Debt-to-income ratio:	11.76%
Length of employment:	9 months	Location:	San Diego, CA

Home town:	Santa Ana
Current & past employers:	Lifesharing(UCSD Medical Center), Medix Ambulance Service
Education:	San Diego Miramar College

This borrower member posted the following loan description, which has not been verified:

I had to use my two credit cards while in school and not working. During the financial crisis both Wells Fargo and Citibank raised my interest rates to 29.9%. I'm now working and trying to pay everything off and the interest fees are draining. I would rather not pay into credit card companies anymore as I become debt free.

A credit bureau reported the following information about this borrower member on September 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	10
Revolving Credit Balance:	$8,834.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447608	$16,425	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447608. Member loan 447608 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	NOB HILL FOODS	Debt-to-income ratio:	15.68%
Length of employment:	1 year 120 months	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	NOB HILL FOODS
Education:

This borrower member posted the following loan description, which has not been verified:

548479 added on 10/13/09 > personal loan 548479 added on 10/14/09 > Hi, This loan is to fund my grandson's tuition to become a cosmetologist. Thank you

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	58
Revolving Credit Balance:	$16,956.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 447709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447709	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447709. Member loan 447709 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,158 / month
Current employer:	upper merion area school dist.	Debt-to-income ratio:	12.46%
Length of employment:	10+ years 8 months	Location:	PHILADELPHIA, PA

Home town:	Raleigh
Current & past employers:	upper merion area school dist., HGO MAINTENANCE
Education:	BLOOMSBERG ST.

This borrower member posted the following loan description, which has not been verified:

i want to pay off other loans, and have shorter term to pay back. also would love to get a car. 548646 added on 10/07/09 > Im gone to skip the car at this time and purchase the house i live in. Still pay off other loans for shorter term.

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 447781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447781	$9,600	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447781. Member loan 447781 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	G and G Maintenance Services	Debt-to-income ratio:	15.36%
Length of employment:	10+ years	Location:	Orange, CA

Home town:	Ventura
Current & past employers:	G and G Maintenance Services, Service first
Education:	Real Estate Liscense and general contractor

This borrower member posted the following loan description, which has not been verified:

I need to use this money to pay down my higher intrest loans, Thank you! Don

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	44
Revolving Credit Balance:	$7,283.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447856

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447856	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447856. Member loan 447856 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,942 / month
Current employer:	grand eka wholesale	Debt-to-income ratio:	2.35%
Length of employment:	4 years 2 months	Location:	chicago, IL

Home town:
Current & past employers:	grand eka wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

hi i would like to pay off some medical expenses and make a major purchase for new appliances in my home i really need them i want to pay down some bills and get new appliances for the home i have good credit i like the term that lending club have 3 years i don't want to go to the bank and get any thing revolving line this is better and i can pay of very fast thank you hope you can help me 548881 added on 10/06/09 > Hello every one I just sent over my Pay stub covering 30 days, and my most recent utility bil. 548881 added on 10/08/09 > I just sent in my 4506T signed and also my ID for your verification purposes. I really hope to receive my funding I am in need of the help!

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,415.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 447920

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447920	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447920. Member loan 447920 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$58,333 / month
Current employer:	vmware	Debt-to-income ratio:	3.09%
Length of employment:	4 years	Location:	Fort Lauderdale, FL

Home town:	Glendale
Current & past employers:	vmware, EMC
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for loan to complete remodel

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	33
Revolving Credit Balance:	$6,960.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448043	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448043. Member loan 448043 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,711 / month
Current employer:	n/a	Debt-to-income ratio:	20.78%
Length of employment:	n/a	Location:	Poughkeepsie, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit cards and have a lower interest rate and be able to make just one payment.

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	45
Revolving Credit Balance:	$14,145.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448058	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448058. Member loan 448058 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Weichert Realtors, Pat Mote Properties	Debt-to-income ratio:	20.45%
Length of employment:	10+ years 5 months	Location:	Benton, AR

Home town:	Pocahontas
Current & past employers:	Weichert Realtors, Pat Mote Properties
Education:	University of Arkansas at Little Rock, University of Arkansas at Monticello

This borrower member posted the following loan description, which has not been verified:

I have struggled off and on for years with the cycle of debt - mostly unsecured debt. My wife and I are ready to finally put the death knell in our credit card debt. (My wife is a flight attendant, and makes approximately $35,000 a year in addition to my salary that I stated on the application.) At one point the amount of unsecured debt was almost insurmountable, yet as a Christian I believe in paying for your debts and refused to file bankruptcy. It has been tough, but we are finally seeing light at the end of the tunnel. Although now the credit card companies are raising my interest rates- based on nothing more than greed it seems. I would like to be able to conslidate some of my balances onto one payment, with a loan that is fixed and not raised on the whim of the credit card companies, that I can more easily concentrate on paying off. Thank you for any consideration. It would mean the WORLD to me, and would enable us to get closer to finally being out from under the credit card company's thumb, and closer to my dream of building a portfolio of investment properties for our future retirement. 549315 added on 10/06/09 > I have been a Realtor for 15 years, and my wife has been a flight attendant for 18 years. Both our jobs are solid and dependable, as are we.

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	28
Revolving Credit Balance:	$24,105.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448139	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448139. Member loan 448139 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	asian art museum	Debt-to-income ratio:	8.09%
Length of employment:	4 years	Location:	SAN FRANCISCO, CA

Home town:	Visalia
Current & past employers:	asian art museum, tulare county library, landmark theatres, kaweah delta district hospital
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

I have been slowly but surely working on getting out of school/moving-related debt for the last few years, and would like the opportunity to consolidate my payments and lower my interest rate so that I can make better progress. Thanks. 549493 added on 10/06/09 > I just wanted to add that I appreciate your consideration!

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,907.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448146	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448146. Member loan 448146 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,083 / month
Current employer:	copelands cheesecake bistro	Debt-to-income ratio:	7.51%
Length of employment:	3 years	Location:	smyrna, GA

Home town:
Current & past employers:	copelands cheesecake bistro
Education:

This borrower member posted the following loan description, which has not been verified:

needing to remodeling my kitchen and bathroom

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	26
Revolving Credit Balance:	$15,387.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448165	$15,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448165. Member loan 448165 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,850 / month
Current employer:	301 Plaza Inc	Debt-to-income ratio:	4.60%
Length of employment:	4 years	Location:	Bear, DE

Home town:	cankiri
Current & past employers:	301 Plaza Inc, Chesdel Restaurant
Education:	Marmara University, Wimington University

This borrower member posted the following loan description, which has not been verified:

Iwill open up restaurant every thig almost ready to open Jus needed some kind of expenses thats why I needed that much money, Thank you By the way I have been cooking 16 years Also I grauadted universit Degree economic Means I nknow how to cook and management

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,808.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 448183

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448183	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448183. Member loan 448183 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,248 / month
Current employer:	walt disney world	Debt-to-income ratio:	7.38%
Length of employment:	10+ years	Location:	clermont, FL

Home town:
Current & past employers:	walt disney world
Education:

This borrower member posted the following loan description, which has not been verified:

im looking to removing my home and also with what ever is lefted over put in my saving for future bills.

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$811.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448195	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448195. Member loan 448195 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,933 / month
Current employer:	CISCO SYSTEMS	Debt-to-income ratio:	17.10%
Length of employment:	0 year 3 months	Location:	SAN JOSE, CA

Home town:	Fitchburg
Current & past employers:	CISCO SYSTEMS, BRIGHAM AND WOMENS HOSPITAL
Education:	MIT Sloan School of Management, Massachusetts College of Pharmacy & Health Science

This borrower member posted the following loan description, which has not been verified:

Hello, we are two upwardly mobile young professionals. We are getting married next weekend, and the only reason we are in a credit crunch right now is because we took time off to earn Masters Degrees. My fiancee went to school four years full time to be a medical practitioner, and I left the workforce for two years to go to a top five business school and earn my MBA (graduated in June). We have recently started new jobs with high incomes and lots of future earning potential, but we need help right now getting over this short-term bump. If you dig deep into our credit, you will see that the only reason we pose a risk is because of the current amount of credit we have. This is simply because we needed to rely on credit while we were attending school. This was a necessary gamble that we would greatly increase our future earnings potential by continuing our education. We both have solid employment and credit histories prior to school.

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,209.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 448230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448230	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448230. Member loan 448230 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	entropic communications	Debt-to-income ratio:	9.66%
Length of employment:	3 years 9 months	Location:	San Diego, CA

Home town:	San Diego
Current & past employers:	entropic communications
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

This is a personal loan for some family needs. I am planning to get married and need cash. 549687 added on 10/07/09 > Thanks for your help. Regards Inder 549687 added on 10/12/09 > I have over 730 average credit score, I make roughly 6500 gross and my fiancee(future wife) makes roughly 5500 gross. We just bought a home, and our total payment is 3500. We share it, i pay 1800. I have one card payment of 300pm, and 1 car payment of 320pm. I have never missed a loan payment in my life. Because of putting down 5% on our house, I am short on cash for our wedding. We are planning to get married in February. This loan will help me go through this wedding without piling up a lot of expensive credit card debt. Regards

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,129.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 448232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448232	$10,000	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448232. Member loan 448232 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Estes Inc.	Debt-to-income ratio:	8.75%
Length of employment:	8 years	Location:	Waco, TX

Home town:	Yokosuka
Current & past employers:	Estes Inc.
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

I am starting a Music/Dance hall/bar venue. I know this town has a large demand for a place like this. I envision a music hall that will bring a lot of history and tradition. The purpose of this loan is to help finish the startup process. I have recenlty hit a financial wall where most of my funds that I had have run out. I have a steady income however I really need a lump sum to complete. I will have the ability to repay with my personal financials and the revenue from the new business. I have done extensive number crunching and analysis' on this business venture, and it makes sense. Making money is not the hard part, it is gathering the funding. I do not have any other obligations in this business financially, most of which my fanances have come out of pocket therefore the loan I recieve will be first priority. Really all I need left are permits and licenses, and some furniture. I would say character is not an issue with me, I give back to my community basically on all the free time I have to spare. My family was raised without a lot of money and with determination we all have come out sucessfull in life. We work harder than the person next to us. Being poor has givin myself and my family a greater appreciation for what we have and a extra spark in life to be great. thanks,

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	34	Months Since Last Delinquency:	8
Revolving Credit Balance:	$1,460.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448258	$6,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448258. Member loan 448258 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,427 / month
Current employer:	Texas A&M University - TEES	Debt-to-income ratio:	18.13%
Length of employment:	0 year 7 months	Location:	COLLEGE STATION, TX

Home town:	College Station
Current & past employers:	Texas A&M University - TEES
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

549750 added on 10/09/09 > Credit Card Debt Consolidation

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,713.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448280	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448280. Member loan 448280 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	HCG Medical	Debt-to-income ratio:	17.48%
Length of employment:	2 years 3 months	Location:	Tulsa, OK

Home town:	Broken Arrow
Current & past employers:	HCG Medical, United Finance Marketing, HOST Management, Prime Industrial Recruiters
Education:	Tulsa University, Tulsa Community College

This borrower member posted the following loan description, which has not been verified:

I am looking for $10,000 to fund cash flow on a home building project that will yeild a very nice return within a few months. Would like to setup a 1 year note with no pre-pay penalties. Looking to close a deal by Monday or Tuesday. 549803 added on 10/12/09 > I am still interested in getting this loan. Looking to close as soon as it gets funded.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,249.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 448281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448281	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448281. Member loan 448281 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,542 / month
Current employer:	Masha	Debt-to-income ratio:	16.36%
Length of employment:	2 years 4 months	Location:	Burbank, CA

Home town:	Burbank
Current & past employers:	Masha
Education:	Woodbury University

This borrower member posted the following loan description, which has not been verified:

I'm tired of paying big bank their high stupid rate. I rather pay some one a person(s) for their hard earned money.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,767.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448303	$24,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448303. Member loan 448303 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,588 / month
Current employer:	Highmark Inc.	Debt-to-income ratio:	21.55%
Length of employment:	10+ years 2 months	Location:	NATRONA HEIGHTS, PA

Home town:	Pittsburgh
Current & past employers:	Highmark Inc., PNC Financial Services Group
Education:	University of Pittsburgh, Grove City College, Pennsylvania State University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate multiple high interest rate credit card balances into 1 monthly payment. This debt was built up as a result of my wedding and honeymoon a few years ago. This loan will allow us to get out of debt in 3 years or less. This will be much faster than paying down the high interest rate credit card balances, month by month. We are planning on starting a family in a few years and this loan will give us a fresh start. I always pay my bills on time and I have absolutely no history of late payments. My job and income are secure.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,216.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448327

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448327	$24,250	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448327. Member loan 448327 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,333 / month
Current employer:	Cast and Crew Payroll	Debt-to-income ratio:	17.19%
Length of employment:	10+ years	Location:	LOS ANGELES, CA

Home town:	Miami
Current & past employers:	Cast and Crew Payroll
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I am using this loan to pay off my credit card debt that has been hounding me for years. I work in the film business & make a very good living, but an unable to save anything significant due to this debt. i dream of owning my own house one day, but can't until I pay off this debt.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,723.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448400	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448400. Member loan 448400 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Law Firm of Howard Rice	Debt-to-income ratio:	15.02%
Length of employment:	10+ years 1 month	Location:	PETALUMA, CA

Home town:	Petaluma
Current & past employers:	Law Firm of Howard Rice, Sedgwick Detert Moran & Arnold
Education:	Empire Business College

This borrower member posted the following loan description, which has not been verified:

I have several credit cards and inherited some debt from my recent divorce. I plan on consolidating my debt to reduce the interest rate and have one monthly payment.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	25
Revolving Credit Balance:	$27,564.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448433	$12,800	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448433. Member loan 448433 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Forcht Bank	Debt-to-income ratio:	16.30%
Length of employment:	2 months	Location:	Lexington, KY

Home town:	Danville
Current & past employers:	Forcht Bank, American General Finance, Metris Technologies, AMDOCS, Computer Sciences Corporation
Education:	Danville Area Community College

This borrower member posted the following loan description, which has not been verified:

I have 2 credit cards that I had to use recently to move and because of using them they increased my rates to 22.5% and 29.99%. I can never get them paid off at this amount. I have sold my house and now am renting which cuts some expense. I have got to get the payments down and be able to make some headway on paying the principle down.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,304.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448526	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448526. Member loan 448526 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Cancer Care of West Central Ohio	Debt-to-income ratio:	7.62%
Length of employment:	3 years 24 months	Location:	HARROD, OH

Home town:
Current & past employers:	Cancer Care of West Central Ohio
Education:

This borrower member posted the following loan description, which has not been verified:

550402 added on 10/11/09 > Better rate loan pay off

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448575	$9,250	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448575. Member loan 448575 was requested on October 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	FYJ	Debt-to-income ratio:	16.76%
Length of employment:	7 years 3 months	Location:	Lawrenceville, GA

Home town:	Rajkot
Current & past employers:	FYJ, Global Consulting
Education:	Kotak Science College

This borrower member posted the following loan description, which has not been verified:

I am a small business owner in Atlanta, GA since last 7 years. I have a 2 convenience store and gas stations. Currently, because of flood in my area, one of my business have gone down due to road closer and I am looking for capital for my business. My credit is very good.

A credit bureau reported the following information about this borrower member on October 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,936.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448576

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448576	$15,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448576. Member loan 448576 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	ORGANIZED SOLUTIONS LLC	Debt-to-income ratio:	22.26%
Length of employment:	4 years 36 months	Location:	MIAMI BEACH, FL

Home town:
Current & past employers:	ORGANIZED SOLUTIONS LLC
Education:

This borrower member posted the following loan description, which has not been verified:

550500 added on 10/08/09 > I want to pay off my debt so I can start saving for the future. I have always paid my bills on time. My monthly income is $3,000.00 to $4,000.00. I have permanent clients for over a year.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,341.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448663	$25,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448663. Member loan 448663 was requested on October 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	State of Texas DARS	Debt-to-income ratio:	7.73%
Length of employment:	10+ years	Location:	Odessa, TX

Home town:	Pecos
Current & past employers:	State of Texas DARS
Education:	UTPB

This borrower member posted the following loan description, which has not been verified:

Buying a foreclose home for $80,000 have 36000 cash, will takeout 25000 from 401k and would like to borrow 25000 from you. Home is uncompleted will take out home equity loan to pay out loan in less than 6 months and will get a conventional mortgage after completion. Once everthing is completed will sell my other two homes. 550694 added on 10/14/09 > I pretty much have a feeling this will not be achieved. So can someone tell me how this can be cancelled. Can anyone direct me to any finance alternatives. Another reason for wanting to getting home is that home has an uncompleted interior and it is a great opportunity for me to get the home wheelchair accessible. This should not be any reason to help me get the loan, but I do say take advantage for your disadvantages. Thank you If anyone can direct me to where I can get any kind of finance I would appeciate it. Thank You Again

A credit bureau reported the following information about this borrower member on October 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	8
Revolving Credit Balance:	$21,406.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 448699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448699	$24,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448699. Member loan 448699 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,277 / month
Current employer:	State of Arkansas	Debt-to-income ratio:	19.82%
Length of employment:	8 years 9 months	Location:	MAUMELLE, AR

Home town:
Current & past employers:	State of Arkansas
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidate debt 550762 added on 10/12/09 > I plan to consolidate my debt in order to become debt free. I have never had a late payment and all of my accounts are in excellent standing.

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,046.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448701	$6,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448701. Member loan 448701 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	American Academy of Physician Education	Debt-to-income ratio:	13.42%
Length of employment:	1 year 24 months	Location:	BOCA RATON, FL

Home town:
Current & past employers:	American Academy of Physician Education
Education:

This borrower member posted the following loan description, which has not been verified:

550765 added on 10/06/09 > I hope to be a first-time home buyer...but I can only do this with your help. The loan will go towards a down-payment. I have saved a good amount for this purchase, and i am very excited! I am very cognizant of my budget...I always pay a bit more than what is asked, and always earlier than on time...i even created a ledger that keeps me informed of how much money i will have 3 months down the road...I was previously employed for 9 1/2 years, and I have been with a wonderful company for 2 years as a Director...ironically, the business is growing in these tough times, and i am very grateful. I thank you in advance for your trust in me.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	44
Revolving Credit Balance:	$4,543.00	Public Records On File:	2
Revolving Line Utilization:	29.50%	Months Since Last Record:	65
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448720	$16,750	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448720. Member loan 448720 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Valley Computer Solutions	Debt-to-income ratio:	23.32%
Length of employment:	8 years	Location:	Winona, MN

Home town:	Baraboo
Current & past employers:	Valley Computer Solutions, Winona State University
Education:	Winona State University

This borrower member posted the following loan description, which has not been verified:

I am a the owner of a small computer company. I am looking to refinance 3 credit cards with this loan to bring my monthly payment down and achieve a better rate. I have been in business since 2001 and have been working hard at paying off my startup debt. I employee, 3 and serve a community of about 30,000 people. We service primarily small businesses as well as a couple of schools. We specialize in security, networking, and managed services.

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	22
Revolving Credit Balance:	$21,107.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448779	$8,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448779. Member loan 448779 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Titmouse, Inc.	Debt-to-income ratio:	7.43%
Length of employment:	1 month	Location:	Los Angeles, CA

Home town:	Colorado Springs
Current & past employers:	Titmouse, Inc., Animax Interactive, LLC, Liveloop, Inc
Education:	Savannah College of Art and Design

This borrower member posted the following loan description, which has not been verified:

I am desperately in need of a loan for my brother who is being falsely charged with a criminal offense. We need to pay for his lawyer feeds ($36000) as well as detective fees and possibly bail. My brother is an outstanding guy who is being maliciously targeted-- but he doesn't have enough money to pay for it by himself so we are all joining together to do it. This is a desperate time for us and we could really, really use the help. I'm trying to get any amount, the highest being $25,000, but any amount (hopefully $15,000-$20,000) will do. Thank you! 550939 added on 10/06/09 > I am an animator in Los Angeles, I attended Savannah College of Art and Design and graduated in 2007. My job is contract and it tends to change but I have had continuous work for the last year. I pay $850 a month in rent and about $100 in utilities with $300 going towards school loan payments and insurance. I have about $100/month in credit payments. I make $3600 a month-- with addition from modeling jobs and freelance. My parents are also providing assistance to pay for my brother's fees. He's a programmer in Boulder. I have excellent credit and have never had a problem paying anything back.

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	56
Revolving Credit Balance:	$4,504.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448802	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448802. Member loan 448802 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,655 / month
Current employer:	Electraserve INC	Debt-to-income ratio:	1.56%
Length of employment:	3 years	Location:	Lauderhill, FL

Home town:	Bogota
Current & past employers:	Electraserve INC, United Diversified Enterprises (UDE)
Education:	ABC Institute

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to purchase new transportation due to it is an essential necessity. This could provide an advantage to my son and I, obtaining our own vehicle through the auto auction to fulfill our duties as responsible persons that we towards our jobs and personal business.

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,611.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448825	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448825. Member loan 448825 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,125 / month
Current employer:	Pacific Pulmonary Services	Debt-to-income ratio:	22.32%
Length of employment:	1 year 24 months	Location:	OAK LAWN, IL

Home town:	Indianapolis
Current & past employers:	Pacific Pulmonary Services
Education:	Illinois Wesleyan University

This borrower member posted the following loan description, which has not been verified:

551022 added on 10/06/09 > I plan on using the entire amount of this loan to pay off my credit cards. Right now I do not make late or miss payments, but this loan will help me to pay off the debt quicker than paying just above the minimum required. It will also help me to start the family that my wife has been wanting for some time. I am in this situation because of unwise decisions with my credit cards when I was younger. I have since only paid cash and am doing well, but need this loan to accelerate the process. I have a very stable job at a medical device company and we are growing every day. I am one of the top performers in my company and we are a leader in the industry. I ask for your help and assure you that I will never miss a payment. Thank you

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1978	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,980.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448884	$6,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448884. Member loan 448884 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,638 / month
Current employer:	Clic Catering Group	Debt-to-income ratio:	0.84%
Length of employment:	5 years	Location:	Ridgewood, NY

Home town:	Moscow
Current & past employers:	Clic Catering Group, DSPA Mellefror- Lena
Education:	Saint Michaels College

This borrower member posted the following loan description, which has not been verified:

I offer lunch deliveries hot or cold inside and around Ridgewood area for offices Monday through Friday. Therefore this loan will help me out to equip the business with the necessary tools and vehicle in order to transport lunches at the same time that it will grow in publicity, achieving the expansion of the business benefiting parties involved.

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448888

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448888	$8,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448888. Member loan 448888 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,033 / month
Current employer:	Travelport	Debt-to-income ratio:	19.59%
Length of employment:	10+ years 5 months	Location:	Castle Rock, CO

Home town:
Current & past employers:	Travelport
Education:

This borrower member posted the following loan description, which has not been verified:

Dear Sirs: I'm looking at consolidating my debt. I have several credit cards and want to get them payed off. I've been a single father for 6 yrs and trying to make a better life for my 3 children. My oldest will be starting college next year. I make a very good salary, 72,000 + bonus. But, I have had a lot of extra expenses and got a bit over my head. Took out a load against my vehicle and a personal loan at a very high interest rate. It's getting hard to keep up. Any help would be very much appreciated. Sincerely, 551156 added on 10/06/09 > This will help me get back on track. Credit card rates are so high that it will take me much longer to pay off. 551156 added on 10/06/09 > This will help my family get back on track. 551156 added on 10/06/09 > This will help our family get back on track.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,892.00	Public Records On File:	1
Revolving Line Utilization:	67.00%	Months Since Last Record:	97
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448925	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448925. Member loan 448925 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Crowne plaza	Debt-to-income ratio:	16.83%
Length of employment:	3 years	Location:	Alexandria, VA

Home town:	alexandria
Current & past employers:	Crowne plaza
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

i'm finishing my degree at nova college i just need help of paying my classes on time any help i can get is appreciate my dream is to finish my degree. thank you

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,715.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448951

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448951	$10,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448951. Member loan 448951 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Heartland Homes	Debt-to-income ratio:	22.37%
Length of employment:	0 year 4 months	Location:	Aumsville, OR

Home town:	Corvallis
Current & past employers:	Heartland Homes, Self, Lindquist Ford, Smithway Motor Express, Highwaymen
Education:	Palmer College of Chiropractic, Chemeketa Community College, Scott Community College

This borrower member posted the following loan description, which has not been verified:

This loan will be used to start a Chiropractic practice. I am a recent graduate of Palmer College of Chiropractic and am looking to start my own practice. I have previous business ownership experience and have already found a great location that is available for lease. I have a great support group of both family and friends, as well as other professionals (including other chiropractors) who are available for coaching and teaching. I have researched demographics and spoken with many other local chiropractors to learn the best marketing strategies for our area. I am confident that within 6 to 8 months I will be turning a profit.

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	40	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,024.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449093	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449093. Member loan 449093 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,700 / month
Current employer:	n/a	Debt-to-income ratio:	5.04%
Length of employment:	0 year	Location:	ARTESIA, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,835.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449165	$24,250	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449165. Member loan 449165 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,050 / month
Current employer:	Rite Aid	Debt-to-income ratio:	10.39%
Length of employment:	10+ years 252 months	Location:	WELCH, WV

Home town:
Current & past employers:	Rite Aid
Education:

This borrower member posted the following loan description, which has not been verified:

551572 added on 10/06/09 > thanks for considering my loan

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,716.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449193	$3,250	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449193. Member loan 449193 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$500 / month
Current employer:	n/a	Debt-to-income ratio:	6.00%
Length of employment:	n/a	Location:	Morris Plains, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

551624 added on 10/06/09 > Hi there. I am looking to get this loan to help pay down my high interest credit card. I currently go college and have used this card for my last few semesters to buy my books, computer, and school supplies. I have also used this card minimally for personal spending. I have never missed a payment on my card. The interest rate on the card is so high though and my balance is barely going down with each payment. This money would almost completely pay this card off and minimize the amount of money I have to pay each month, which would really really help me. I am a student and work part time at a courrier service. I don't make too much money since its only part time and alot of my time is devoted to school, but like I said I've never failed to make my payment ontime and this would really save me alot of money. I will have the money every month to pay for sure. I have been working with this company for years now and it is run by a close family member so I will be sure to have my job. Plus I'd rather have honest investors at the LendingClub make my interest money than the big credit card companies. Thank you again I really really do appreciate this.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,215.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449207

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449207	$5,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449207. Member loan 449207 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	PFM LLC	Debt-to-income ratio:	5.40%
Length of employment:	1 year 36 months	Location:	HUMBLE, TX

Home town:
Current & past employers:	PFM LLC
Education:

This borrower member posted the following loan description, which has not been verified:

551658 added on 10/06/09 > Thanks for your time

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,210.00	Public Records On File:	0
Revolving Line Utilization:	88.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 449247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449247	$16,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449247. Member loan 449247 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	15.70%
Length of employment:	n/a	Location:	ebensburg, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

551733 added on 10/06/09 > this loan is being used to pay credit card off and for home improvements

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,306.00	Public Records On File:	1
Revolving Line Utilization:	96.50%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 449253

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449253	$10,750	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449253. Member loan 449253 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,333 / month
Current employer:	Walmart Supercenter #3391	Debt-to-income ratio:	21.00%
Length of employment:	1 year	Location:	San Antonio, TX

Home town:
Current & past employers:	Walmart Supercenter #3391
Education:

This borrower member posted the following loan description, which has not been verified:

551741 added on 10/08/09 > Debt consolidation. To pay off credit cards that have increased their rates and fees.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,850.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449262	$25,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449262. Member loan 449262 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	n/a	Debt-to-income ratio:	16.28%
Length of employment:	n/a	Location:	Valencia, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,879.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 449264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449264	$25,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449264. Member loan 449264 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Allied Aviation	Debt-to-income ratio:	9.00%
Length of employment:	1 year	Location:	saint albans, NY

Home town:
Current & past employers:	Allied Aviation
Education:

This borrower member posted the following loan description, which has not been verified:

550339 added on 10/09/09 > I plan on making my place more modern. I am a good borrower i pay all my bills on time and i have a good credit report. My job is very stable i been there for 5 years now, Even with the recession going on my job has not laid off any workers. 550339 added on 10/10/09 > I made a mistake on my profile that i am trying to fix, yes i been working at my job for 5 years not 1.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,951.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449275

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449275	$15,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449275. Member loan 449275 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Paula Black & Associates	Debt-to-income ratio:	22.74%
Length of employment:	1 year 12 months	Location:	MIAMI, FL

Home town:
Current & past employers:	Paula Black & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

551785 added on 10/06/09 > Loan will be used to payoff 2 high-interest credit cards.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,328.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449286	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449286. Member loan 449286 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	The Episcopal Academy	Debt-to-income ratio:	14.42%
Length of employment:	1 year	Location:	Fort Washington, PA

Home town:
Current & past employers:	The Episcopal Academy
Education:

This borrower member posted the following loan description, which has not been verified:

551806 added on 10/06/09 > We are well educated professionals, trying to continue in our success. 551806 added on 10/12/09 > We are looking to consolidate our high interest debt.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	60
Revolving Credit Balance:	$15,316.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 449291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449291	$8,400	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449291. Member loan 449291 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,750 / month
Current employer:	o'reilly auto parts	Debt-to-income ratio:	8.55%
Length of employment:	1 year	Location:	chicago, IL

Home town:
Current & past employers:	o'reilly auto parts
Education:

This borrower member posted the following loan description, which has not been verified:

551810 added on 10/06/09 > please help need to get rid of my high credit card interest rates!!!

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,657.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449310	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449310. Member loan 449310 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Broward county schools	Debt-to-income ratio:	7.60%
Length of employment:	1 year	Location:	lauderhill, FL

Home town:
Current & past employers:	Broward county schools
Education:

This borrower member posted the following loan description, which has not been verified:

551783 added on 10/06/09 > Great loan--I make 71,000 as a teacher in Florida and I receive 32000 per year from my New Jersey pension so my income is stable unlike most people seeking loans--I need this money by Jan.1 because it is the final payment on Beachfront I purchased in Brazil 2 years ago--I have been offered over twice what I paid for this gorgeous 4.5 acres of frontline beach.If I donot pay the final payment of 50,000 which I have all but the 20,000 I am requesting he will give me back my original purchase price.He will not give me an extension because he wants to be able to profit at my loss. If he gave me just 5 more months to pay I would not need this money at all. As you can see I am in a bind--a good one-land has skyrocketed in Brazil and now that the world cup in 2014 and the olympics in 2016 the land will easily double again in the next 5 years--I have it up for sale for 1,600,000 reais which is approx. 900,000 U.S.--The buyer of this property will make a fortune whether they landbank or develop it.Also the dollar keeps going lower against the Brazillian Real and my forecast is that it drops another 30 percent giving the buyer an additional discount in currency exchange.Also,a large Norwegian resort just a short 8 minute walk from me is 80 % sold and the small condos start at 200,000 each--huge profits in building and developing. Thanks for cosidering my proposal. 551783 added on 10/06/09 > Thanks for your time and interest that will benefit each of us 551783 added on 10/08/09 > This loan is essentially risk-free.I am not using this money for the wrong reasons.I am not consolidating debt nor do I have any mortgage issues.I am not opening a new business during these trying times.I have very little debt and can save a few thousand dollars a month so it is very easy for me to make this monthly payment.As mentioned above,I have a deadline of Jan.1 to make my last payment on the land that i bought.This land has appreciated immensely and I have turned down offers that were toolow even though I would profit nicely.When I do sell my land I hope that I may take some of the proceeds and become a lender so I can help someone too 551783 added on 10/09/09 > Credit review has been APPROVED and work history should be changed to 6 years in Florida as a teacher instead of 1 and currently active .Thank you to the investors who believe in me and are trying to help me reach my goal.Your continued support is greatly APPRECIATED. 551783 added on 10/11/09 > ---This is one of the best loans on here available to investors--Why---My FICO score is 710 but should be around 800 where it was---Approx. 3 years ago before going away on vacation to Asia ,I paid off a credit card so I would not have to worry about it--this backfired--I paid it over the phone and there was a 9 dollar charge..Instead of including this in my payoff the customer sevice person forwarded this charge to the next month's balance of 9 dollars.When I got back to the states they showed this as 90 days late so this measley 9 dollars killed my score.About a year prior tio this someone charged a few hundred dollars to my phone.They did not use my phone but were able to charge these calls through the operator using my phone number.I fought them but they eventually listed it as a CHARGE OFF.The law has changed,thank god..If it was not for these events my score would be close to where it was and you the investor would not be getting a 17 % yield but closer to 12 % yield. 551783 added on 10/12/09 > My income is guaranteed as an educator.I NET approx. 7000 per month.While that may not appear to be alot one must consider that my TOTAL monthly expenses are under 2000 per month making my loan payment an easy one..I also have many assets that I own free and clear including other beachfront in Mexico.It is important that candidates have assets aside from their home that they can liquidate if need be.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	32
Revolving Credit Balance:	$54,633.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449313	$13,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449313. Member loan 449313 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,915 / month
Current employer:	State of WY - Forestry Division	Debt-to-income ratio:	18.87%
Length of employment:	1 year 60 months	Location:	CHEYENNE, WY

Home town:
Current & past employers:	State of WY - Forestry Division
Education:

This borrower member posted the following loan description, which has not been verified:

551848 added on 10/07/09 > This loan will help me pay off high interest credit cards and will no longer use them

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,554.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449325

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449325	$18,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449325. Member loan 449325 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,242 / month
Current employer:	Change Formation	Debt-to-income ratio:	11.84%
Length of employment:	1 year	Location:	Beggs, OK

Home town:
Current & past employers:	Change Formation
Education:

This borrower member posted the following loan description, which has not been verified:

551860 added on 10/07/09 > I'll be using this loan to pay off a considerable amount of my credit card debt. Because of rising interest rates and the lowering of credit ceilings my credit has suffered. I've been very good at making the minimum payments, and although my payment history isn't perfect due to some late payments, I've always made them. I have a very secure job that I've been working at for four years. My position isn't in jeopardy, even in the current economy. Between my wife and I, we bring home roughly 5000 a month. This is our estimated monthly budget after receiving this loan. Mortgage 734.00 Automobile 335.00 Auto Ins. 125.00 Electric 200.00 Phone/net 105.00 credit card 100.00 Cable 100.00 Gasoline 200.00 Food Budget 550.00 ----------------------- Subtotal 2449.00 + Lending Club 645.00 ----------------------- Monthly Expense 3094.00 This loan would represent a slight savings every month, but more importantly it will allow us to become mostly debt free in a short period of time. My wife and I have set a goal to be debt free by the time she finishes school in two years. We will make every effort to pay off this loan within 24 months, instead of 36. Thank you for your time.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,798.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449344	$10,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449344. Member loan 449344 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,450 / month
Current employer:	n/a	Debt-to-income ratio:	1.26%
Length of employment:	n/a	Location:	Taylors, SC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

551897 added on 10/07/09 > The purpose of the loan is to provide working capital to purchase inventory/equipment for our speciality coffee house. My husband is currently working overseas and we have very good & stable incomes without using funds from the coffee house. Unfortunately, due to the illness and death of a family member we have assisted with medical/funeral expenses. We have very little credit card debt and a reasonable mortgage. We are just in a difficult cash flow situation at the present time; however, I assure you that paying the bills is extremely important to me and that this loan will be repaid on time. 551897 added on 10/07/09 > I???m an accountant with over 25 yrs experience and being self-employed for 3 yrs. My husband is an overseas contractor and we have a specialty coffee house that the loan will be used for additional working capital. Due to my sister-in-law???s illness and recent passing we have had to provide finances to cover medical and funeral expenses. The funds will be used to purchase additional inventory, marketing material and to hire 2 part-time employees. We have a stable income to provide for our personal needs and the money from our coffee house will be reinvested in the paying whatever debts that we may incur and any overall stability. Basically, we are not dependent upon the coffee house for our income but for our future with the expansion of other coffee houses in different locations.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,327.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449345	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449345. Member loan 449345 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Stewart Lender Services	Debt-to-income ratio:	13.27%
Length of employment:	1 year	Location:	Sugar Land, TX

Home town:
Current & past employers:	Stewart Lender Services
Education:

This borrower member posted the following loan description, which has not been verified:

551898 added on 10/08/09 > I am going to use this loan as down payment and misc costs/repairs on an investment property. I graduated with a BBA in Computer Information Systems/Finance from a state school over a year ago and would like to get into real estate investing before I buy a primary residence. I worked for a year as a part-time computer programmer while in school and have been employed full-time (salary) for a year this October as a computer programmer at the corporate office for a large title company (Stewart Title). I live with my parents and own my cars in full. The only dept I have is a $250 school loan payment. I have always paid my credit cards on time and always much more than the minimum.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,606.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449371	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449371. Member loan 449371 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Deutsche Bank Mortgage Services	Debt-to-income ratio:	13.00%
Length of employment:	1 year	Location:	Sun Valley, CA

Home town:
Current & past employers:	Deutsche Bank Mortgage Services
Education:

This borrower member posted the following loan description, which has not been verified:

551943 added on 10/06/09 > "Taking Control of Our Debt" --- This pretty much sums up the situation my wife and I are in. Going into more detail, the funds will be used to pay off four credit card balances which currently have ridiculously high APR's and the one car loan that we have (which we???ve had for three years now). Working in the Lending industry ourselves, we understand the importance of having good credit and establishing excellent relationships with our creditors. We were able to negotiate lower interest rates on two of our credit lines and for the past several months were able to pay them off. But now we are finding it increasingly difficult to ???see the light at the end of the tunnel??? with the other four credit card companies that aren???t willing to budge when it comes to their rates. Joining this peer-to-peer lending group is what we consider to be a no-brainer. We can get a much better grasp of the three years Lending Club is offering. And at the rate we are going right now with our other creditors, heaven only knows when we would be able to totally pay off our credit line debt. It has taken a while; but we???ve finally brought our credit scores to the mid 700???s. One of our financial goals is to further improve our credit and establish credit ratings over 800 by the end of 2010. In spite of this debt we are in, we do consider ourselves lucky. There are others out there who find themselves in deep by tens and even hundreds of thousands of dollars. It could have been worse for us ??? and we both agree that it???s a necessity, especially during these times, to take control of our debt and not make it worse. Hopefully, with the Lending Club???s and your help, my wife and I will be able to attain these financial goals, improve our quality of life and provide us the opportunity to someday help others who may have the similar financial goals and aspirations. Thanks for reading.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	78
Revolving Credit Balance:	$9,784.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449379

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449379	$23,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449379. Member loan 449379 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	Sherwin Williams	Debt-to-income ratio:	19.62%
Length of employment:	1 year	Location:	Leavenworth, KS

Home town:
Current & past employers:	Sherwin Williams
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

551957 added on 10/06/09 > Hello all, looking to consolidate high interest debt into lower monthly payments in order to pay principal faster.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,682.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 449384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449384	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449384. Member loan 449384 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	n/a	Debt-to-income ratio:	16.19%
Length of employment:	1 year	Location:	LOS ANGELES, CA

Home town:	Los Angeles
Current & past employers:
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

551966 added on 10/06/09 > I am looking to start fresh in my 30's. I put myself through college and I helped support my mother for 4 years after her divorce. I finally have a chance to take care of myself and I want to be debt free as soon as possible. Thanks for your help and your interest in funding my loan. 551966 added on 10/06/09 > I am employed in a job I love and although I can afford to pay my debt off the traditional way a consolidation will help me reach my goals much faster. 551966 added on 10/10/09 > I have contacted lending club so that the length of my employment can be corrected. I have worked for the same employer about 3 1/2 years. I have also contacted them to verify my income. Thank you for your consideration in funding my loan.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	75
Revolving Credit Balance:	$5,494.00	Public Records On File:	0
Revolving Line Utilization:	83.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 449386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449386	$12,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449386. Member loan 449386 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,810 / month
Current employer:	Fieldglass Inc	Debt-to-income ratio:	5.30%
Length of employment:	1 year 96 months	Location:	CHICAGO, IL

Home town:
Current & past employers:	Fieldglass Inc
Education:

This borrower member posted the following loan description, which has not been verified:

551971 added on 10/07/09 > I'm looking to consolidate my high interest cards. Thank you 551971 added on 10/07/09 > I've been with my company for eight years, I don't have any issues with meeting my bill payments each month, but as I stated above, i'm trying to consolidate some higher interest cards. Thank you

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	72
Revolving Credit Balance:	$14,722.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449428	$2,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449428. Member loan 449428 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	US Government	Debt-to-income ratio:	19.90%
Length of employment:	1 year	Location:	irvine, CA

Home town:
Current & past employers:	US Government
Education:	State University of New York Empire State

This borrower member posted the following loan description, which has not been verified:

552043 added on 10/06/09 > This loan will be used to consolidate a high interest credit card and a retail store account. I always pay on time, at least minimum payment, but usually exceed the minimum amount.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	32
Revolving Credit Balance:	$2,610.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449463

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449463	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449463. Member loan 449463 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	north shore hospital	Debt-to-income ratio:	3.16%
Length of employment:	10+ years 120 months	Location:	MIAMI, FL

Home town:
Current & past employers:	north shore hospital
Education:

This borrower member posted the following loan description, which has not been verified:

552139 added on 10/07/09 > i have been with my present job for over ten years, and i always pay my bills on time.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,710.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449516	$23,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449516. Member loan 449516 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	24.88%
Length of employment:	1 year 48 months	Location:	LAKE FOREST, IL

Home town:
Current & past employers:	Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

552170 added on 10/07/09 > The purpose of this loan is to consolidate credit card debt. I see myself as a good borrower due to the fact that I have been employed as a Law enforcement officer under the Department of Homeland Security for the last 4 years. 552170 added on 10/07/09 > In looking at my credit history, I have never had a late payment to date, the main ding on my report is the amount of credi I have.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1981	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,803.00	Public Records On File:	0
Revolving Line Utilization:	84.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449526	$18,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449526. Member loan 449526 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Automatic Data Processing	Debt-to-income ratio:	9.16%
Length of employment:	9 years	Location:	Sugar Hill, GA

Home town:
Current & past employers:	Automatic Data Processing
Education:

This borrower member posted the following loan description, which has not been verified:

552184 added on 10/07/09 > During times of economic recession, families look for less expensive ways to entertain themselves.?? KB Moviebox, LLC??is a start-up business that will tap into the need for low-cost entertainment in northern Georgia.?? KB Moviebox will place movie-vending kiosks in apartments, office buildings, and retail businesses in the area, in a concept similar to the popular Redbox.?? KB Moviebox will begin operations in August 2009. The movie vending industry is currently dominated by only one player:?? Redbox.?? Within six years of operations, Redbox has created an industry that is responsible for the rental of 7.5 million movies weekly.?? Redbox machines typically make $30,000 in sales during their first year in a location, maxing out at $50,000 by the third year.?? KB Moviebox will tap into this industry, targeting the North Georgia region.????KB Moviebox??will gain customers from virtually every demographic segment, since low cost forms of entertainment generally hold steady during times of recession.?? Competition will come from Redbox, Netflix, and Blockbuster.?? KB Moviebox will increase its competitive foothold in the area by selecting locations with strong foot traffic that have not already been covered by Redbox. KB Moviebox will deploy a targeted advertising campaign to generate interest in its kiosks.????KB Moviebox's initial marketing strategy will include a user-friendly website, e-mail blasts, frequent promotions, and prominent outdoor signage.?? KB Moviebox also anticipates increased interest in its kiosks as a result of positive word of mouth referrals from satisfied customers.?? Through these methods, KB Moviebox intends to develop a strong reputation as an affordable and convenient method of obtaining quality DVDs, games, and Blu-Ray discs for same-day use.?? The owner of KB Moviebox ??will operate the company.????She is currently employed as an eLearning Specialist at national payroll company.?? Prior to this position,??she worked as an Instructional Developer, as well as a Service Trainer and Field Associate for the same.?? She gained valuable experience in the video rental industry working as an Assistant Manager at Blockbuster Video for more than two years, and as a Customer Service Representative at Cox Video.?? She??received her Master of Business Administration degree in Technology Management, as well as a Bachelor of Science degree in Information Technology.?? To achieve??objectives, KB Moviebox, LLC is seeking $25,000 in funding. The loan will be repaid from the cash flow of the business.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,381.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449548	$16,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449548. Member loan 449548 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Bordines Nursery	Debt-to-income ratio:	19.75%
Length of employment:	1 year 72 months	Location:	GRAND BLANC, MI

Home town:
Current & past employers:	Bordines Nursery
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

552223 added on 10/07/09 > Help me payoff the credit cards that got me through college . . 552223 added on 10/07/09 > I work fulltime and would use this loan to payoff my credit card debt, both reducing my monthly payment and allowing me to pay it off. I have already tore up the credit cards and will be using cash from here on out. Thanks for taking the time to read this, I know there are many deserving people out there.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,418.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449556	$16,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449556. Member loan 449556 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Rite Aid Pharmacy	Debt-to-income ratio:	8.52%
Length of employment:	n/a	Location:	Guttenberg, NJ

Home town:
Current & past employers:	Rite Aid Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

552247 added on 10/07/09 > I can send any personal information upon request.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	34
Revolving Credit Balance:	$31,961.00	Public Records On File:	0
Revolving Line Utilization:	87.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449558	$8,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449558. Member loan 449558 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Children's Hospital of Philadelphia	Debt-to-income ratio:	9.21%
Length of employment:	1 year 19 months	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Children's Hospital of Philadelphia
Education:

This borrower member posted the following loan description, which has not been verified:

552252 added on 10/07/09 > I will be receiving help in paying back this loan from my boyfriend. We have both been working at our full-time jobs for 19-months. He currently works for the American Board of Internal Medicine. We are shopping around for a new home and need this additional help with income. Thank you very much.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	9
Revolving Credit Balance:	$1,097.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 449565

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449565	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449565. Member loan 449565 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Omnicare, Inc.	Debt-to-income ratio:	20.00%
Length of employment:	n/a	Location:	Florence, KY

Home town:
Current & past employers:	Omnicare, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

552268 added on 10/07/09 > I will use approximately $13,500 of the loan to pay off three major credit cards. One of the cards has an approximate balance of $9500. I closed that account, which may have hurt my credit, but I will never have anything to do with Chase or any business affiliated with them. At least not knowingly. In four months time, from the time they took over the account from Washington Mutual, they raised my percentage rate twice, forced me to make two payments in one month, charged me a late fee and then reduced my credit limit, which was the final straw for me. The remaining amount of the loan will be placed into my savings account as part of my emergency fund. My significant other of 11 years lost his job a year ago in a reorganization. He was fortunate to find another job, but for less pay. Due to the economy, there is less work and the company has cut back on hours. Since April of this year, his paychecks cover only child support. I believe in keeping a savings account to cover at least 3-6 months of household expenses or as an emergency fund, which I have had to tap into during the past year. Paying the monthly bills is not a problem but adding to savings has not been easy. This loan will permit me to continue to pay the bills and add to the savings. Thank you for your consideration. 552268 added on 10/07/09 > I forgot to mention that I have two loans that will be paid in full in less than two years, which will bring in an additional $840 per month. Thank you.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,326.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449568	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449568. Member loan 449568 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,250 / month
Current employer:	UCB Inc	Debt-to-income ratio:	0.15%
Length of employment:	1 year 12 months	Location:	AGAWAM, MA

Home town:
Current & past employers:	UCB Inc
Education:

This borrower member posted the following loan description, which has not been verified:

552279 added on 10/10/09 > I have excellent credit and ability to pay you back plus interest! 552279 added on 10/12/09 > I am a specialty pharma rep. I am using the funds for home improvements. I almost rarely carry a credit card debt. I have no other expenses but my mortgage. 552279 added on 10/12/09 > My salary is 93,000/year. I can make quarterly bonuses with a target of $7500 /qtr and it is uncapped. Hopefully this with further explain my income. 552279 added on 10/13/09 > Also, the reason I am here is that the personal loan rate is better than my local banks can offer!

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$467.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449577

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449577	$12,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449577. Member loan 449577 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	17.92%
Length of employment:	n/a	Location:	Gladstone, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

552300 added on 10/07/09 > This loan will give my company access to materials and supplies that are desperately needed to continue doing business with our new and current customers. It is an independently owned company seeking new growth and opportunity. With this loan I believe our company can start to expand into new states and maybe one day go public.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,386.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449589	$12,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449589. Member loan 449589 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	A Work of Faith Community Outreach Corp	Debt-to-income ratio:	10.93%
Length of employment:	4 years 36 months	Location:	BEAR, DE

Home town:
Current & past employers:	A Work of Faith Community Outreach Corp
Education:

This borrower member posted the following loan description, which has not been verified:

552326 added on 10/08/09 > Non-traditional student returning back to college. A mother trying to be an example to my children. Dreams never have to die just sometimes they get delayed. 552326 added on 10/09/09 > I can no longer ignore the elephant in the room......its time to eliminate debt and get excited about my future! This is my secind step, I shredded the cards last month.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,558.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449610

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449610	$12,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449610. Member loan 449610 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Accenture	Debt-to-income ratio:	11.45%
Length of employment:	1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Accenture
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

552363 added on 10/07/09 > Need to pay off a healthcare loan before 10/16/09 to avoid high interest costs. Help would be greatly appreciated. 552363 added on 10/08/09 > Also, in the process of paying off out of state college (Purdue) loans. 552363 added on 10/11/09 > Please help :(. I'm starting to get nervous that I won't meet my due date.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	13
Revolving Credit Balance:	$684.00	Public Records On File:	1
Revolving Line Utilization:	6.10%	Months Since Last Record:	18
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449615	$4,750	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449615. Member loan 449615 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$800 / month
Current employer:	Harte Hanks	Debt-to-income ratio:	8.88%
Length of employment:	n/a	Location:	Cedar Creek, TX

Home town:
Current & past employers:	Harte Hanks
Education:

This borrower member posted the following loan description, which has not been verified:

552375 added on 10/07/09 > I am currently a student at Texas State of San Marcos and am majoring in Finance.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,325.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 449623

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449623	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449623. Member loan 449623 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Private Client Group,llc	Debt-to-income ratio:	13.07%
Length of employment:	1 year	Location:	stonbrook, NY

Home town:
Current & past employers:	Private Client Group,llc
Education:

This borrower member posted the following loan description, which has not been verified:

552390 added on 10/08/09 > tax liabilty, extra cash in hand 552390 added on 10/08/09 > I'm employed at same position for over 20 yrs. i need loan to pay tax liablity and hve extra cash on hand for home inprovement 552390 added on 10/08/09 > Job is very stable. My income is 200k = annually. 552390 added on 10/08/09 > I have never been late with morgage or auto payments 552390 added on 10/08/09 > I'm done with notes 552390 added on 10/08/09 > My monthly home expenses are 7,000 monthly

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	31	Months Since Last Delinquency:	3
Revolving Credit Balance:	$171,950.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449645	$25,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449645. Member loan 449645 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,833 / month
Current employer:	n/a	Debt-to-income ratio:	22.50%
Length of employment:	n/a	Location:	Westerville, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

552435 added on 10/07/09 > We opened a scrapbook store here in Ohio on March 21, 2009. We initially put up over $50,000 of our personal money of which $25,000 was used to build the space out to open the business. We have a 2000 square foot store located in a strip center that is 95% occupied with a grocery store anchoring the strip center. The strip center is only about 5 years old. We are the only scrapbook store in the Westerville area. We have gathered a customer base of over 750 since we opened. We are making some of our own products with a Pazzle Machine. We have a wide variety of paper in the store. We need more stock to increase our sales and operating expenses.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	16
Revolving Credit Balance:	$67,768.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449668	$4,750	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449668. Member loan 449668 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,320 / month
Current employer:	desert valley medical group	Debt-to-income ratio:	24.96%
Length of employment:	5 years 48 months	Location:	NORTH LAS VEGAS, NV

Home town:
Current & past employers:	desert valley medical group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,029.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449692

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449692	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449692. Member loan 449692 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	Heavenly Gates	Debt-to-income ratio:	15.50%
Length of employment:	1 year	Location:	West Palm Beach, FL

Home town:
Current & past employers:	Heavenly Gates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,421.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449720	$10,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449720. Member loan 449720 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Ameripac LLC	Debt-to-income ratio:	10.40%
Length of employment:	10+ years 216 months	Location:	HONOLULU, HI

Home town:
Current & past employers:	Ameripac LLC
Education:

This borrower member posted the following loan description, which has not been verified:

552577 added on 10/07/09 > Need to consolidate higher interest debt. Have no problem paying.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	8
Revolving Credit Balance:	$7,218.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449728	$17,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449728. Member loan 449728 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,267 / month
Current employer:	Precizion 1 Processing	Debt-to-income ratio:	4.07%
Length of employment:	1 year	Location:	LaCresenta, CA

Home town:
Current & past employers:	Precizion 1 Processing
Education:

This borrower member posted the following loan description, which has not been verified:

552593 added on 10/07/09 > I am going to school to take the Brokers Test I currently work in Real Estate as a processor and the money is very good. But I would like to by pass the stability of the economy and go back to school I can get 2 to 3 years of College courses out of the way and they will allow me to take the brokers test first.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,790.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449731	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449731. Member loan 449731 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,033 / month
Current employer:	St. Vincents Medical Center	Debt-to-income ratio:	1.75%
Length of employment:	1 year 4 months	Location:	ORANGE PARK, FL

Home town:
Current & past employers:	St. Vincents Medical Center
Education:	University of North Florida

This borrower member posted the following loan description, which has not been verified:

552604 added on 10/08/09 > I'm getting this loan for 2 reasons: to pay for an automobile repair and to build my credit score higher. I work full-time and do not have to pay rent as I live with my parents. Please help me fund this loan as soon as possible. Thanks. 552604 added on 10/08/09 > I earn about $2,400 a month after taxes have been taken out so I will have plenty of money to pay off this loan monthly. I have a very stable job that is actually hiring for new positions since we are growing busier everyday. 552604 added on 10/09/09 > I also wanted to add that I have a bachelor's degree. I work in Financial Planning and I've always been very responsible with handling my finances. I plan on owning a home in the next few years so I am hoping this loan will help boost my credit rating so I can lock into the best interest rate possible. Thanks again!"

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,867.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449735

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449735	$21,600	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449735. Member loan 449735 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,917 / month
Current employer:	Invision Inc.	Debt-to-income ratio:	11.23%
Length of employment:	1 year 24 months	Location:	LAWRENCEVILLE, GA

Home town:
Current & past employers:	Invision Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

552611 added on 10/08/09 > Looking for pay off debt - not for a fast fix. I've paid off $10k so far this year and can't wait to be debt free. The credit card companies just make this impossible anymore with constantly increasing rates. I've been paying more than the minimums and am easily able to keep up with this rate. My goal is to actually pay off this loan in 2-2.5 years.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	10
Revolving Credit Balance:	$31,904.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449741	$1,400	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449741. Member loan 449741 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Whole Foods Market	Debt-to-income ratio:	7.47%
Length of employment:	1 year	Location:	Hoover, AL

Home town:
Current & past employers:	Whole Foods Market
Education:

This borrower member posted the following loan description, which has not been verified:

550848 added on 10/07/09 > loan to consilidate debt from several higher intrest credit cards, great credit history and stable job

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,774.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449773	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449773. Member loan 449773 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	One Touch Direct	Debt-to-income ratio:	19.53%
Length of employment:	1 year 12 months	Location:	TAMPA, FL

Home town:
Current & past employers:	One Touch Direct
Education:

This borrower member posted the following loan description, which has not been verified:

552680 added on 10/14/09 > I repay my loans on time.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,934.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449788	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449788. Member loan 449788 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Zwingli United Church of Christ	Debt-to-income ratio:	7.20%
Length of employment:	n/a	Location:	Harleysville, PA

Home town:
Current & past employers:	Zwingli United Church of Christ, CM Walsh Organbuilders
Education:	Philadelphia Biblical University-Langhorne, Temple University, The Queen's University, Belfast, Northern Ireland

This borrower member posted the following loan description, which has not been verified:

552711 added on 10/12/09 > This loan is for the purpose of purchasing a 2006 Toyota Camry from a friend. It only has 30000 miles on it, and he's selling it to me for $10,000! I also have another job in addition to the one listed in my report. I am employed by CM Walsh Pipe Organ Builders, with an annual salary of $26,000 plus commission for Pipe Organ projects I sell. That brings my gross monthly income to about $4200. They should really add a spot on the form to put in more than one job.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	41
Revolving Credit Balance:	$4,355.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449816	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449816. Member loan 449816 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	9.48%
Length of employment:	n/a	Location:	HONOLULU, HI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

552757 added on 10/12/09 > I am using this loan to pay off Credit Card debt that is on a 0% interest for another 3 months. Like to plan ahead. My credit score is above 720 and my payment history is immaculate. Always on time and more than minimum payments. Got a solid $40K a year income and no rent/bills expense as I am subleasing 2 of the 3 rooms in the house. Will prefer to pay you the interest rather than the credit card company. Thank you for looking. 552757 added on 10/12/09 > Quick note regarding the high Revolving Credit Utilization figure: I have been reducing the revolving balance consistently for the last 2 years. With the tightening of the credit markets, the card company reduced the lines of credit across the board and created the temporarily inflated Utilization figure.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,612.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449831	$4,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449831. Member loan 449831 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Associated Bank	Debt-to-income ratio:	20.68%
Length of employment:	1 year	Location:	Rochester, MN

Home town:
Current & past employers:	Associated Bank
Education:

This borrower member posted the following loan description, which has not been verified:

552794 added on 10/07/09 > Using to pay off a high credit card balance with high interest and

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,866.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449867

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449867	$24,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449867. Member loan 449867 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,995 / month
Current employer:	Spencer Stuart	Debt-to-income ratio:	12.19%
Length of employment:	1 year 12 months	Location:	VOORHEES, NJ

Home town:
Current & past employers:	Spencer Stuart
Education:

This borrower member posted the following loan description, which has not been verified:

552821 added on 10/08/09 > I have an MBA (Wharton), have worked on Wall St (Lehman Brothers), have never had a late payment on any of my student loans, and now have a secure job. I would like to use the proceeds to pay off higher interest rate credit card debt I incurred while unemployed at the beginning of this year. thank you.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,665.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449882	$6,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449882. Member loan 449882 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	USPS	Debt-to-income ratio:	11.74%
Length of employment:	10+ years	Location:	clifton, NJ

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

552851 added on 10/08/09 > this loan is for help my son with his goals.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	22
Revolving Credit Balance:	$14,172.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449899

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449899	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449899. Member loan 449899 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Smith & Nephew Orthopaedics	Debt-to-income ratio:	12.42%
Length of employment:	3 years 24 months	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	Smith & Nephew Orthopaedics
Education:

This borrower member posted the following loan description, which has not been verified:

552894 added on 10/09/09 > I have been in the surgery industry for the past 13 years. I have a very steady career despite the current economy. I plan to use the money from this loan to pay for my fiancee(and mine) dream wedding. I have no problem paying back with automatic withdrawl. I am an honest hard working person just in need some help providing a dream wedding and memories to last a lifetime. Thanks 552894 added on 10/09/09 > I have been in the surgery industry for the past 13 years. I have a very steady career despite the current economy. I plan to use the money from this loan to pay for my fiancee(and mine) dream wedding. I have no problem paying back with automatic withdrawl. I am an honest hard working person just in need some help providing a dream wedding and memories to last a lifetime. Thanks

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,047.00	Public Records On File:	1
Revolving Line Utilization:	33.60%	Months Since Last Record:	77
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449904	$19,400	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449904. Member loan 449904 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Marriott International	Debt-to-income ratio:	5.94%
Length of employment:	7 years 72 months	Location:	WINDSOR MILL, MD

Home town:
Current & past employers:	Marriott International
Education:

This borrower member posted the following loan description, which has not been verified:

552905 added on 10/13/09 > Debt consolidation (Student loans) Small home improvements Stable 2-income household Stable Career w/ Marriott 552905 added on 10/13/09 > credit score: over 700

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	83
Revolving Credit Balance:	$256.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449915

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449915	$1,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449915. Member loan 449915 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,300 / month
Current employer:	Scott and White Hospital	Debt-to-income ratio:	21.30%
Length of employment:	2 years 18 months	Location:	WACO, TX

Home town:
Current & past employers:	Scott and White Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

552943 added on 10/08/09 > Will use loan to pay for recent moving associated expenses. I'm a registered nurse with a reliable and well paying job. Good credit history and I make all payments on-time.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	62
Revolving Credit Balance:	$11,594.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 449921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449921	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449921. Member loan 449921 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	UFC, Inc.	Debt-to-income ratio:	24.47%
Length of employment:	3 years 24 months	Location:	HOUSTON, TX

Home town:
Current & past employers:	UFC, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

552962 added on 10/13/09 > We are openning a Pizza Restaurant called Caribbean Pizza Kitchen. I have ordered the equipment on the credit card, however, the rent has already been paid for our location. We also have 3 ice cream retails stores that are successful. I just want the loan so I don't have to pay the credit card finance fees. I will pay the loan off in 6 months, I was paying the credit card 2100 a month.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	32
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449935	$5,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449935. Member loan 449935 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	FedEx	Debt-to-income ratio:	0.60%
Length of employment:	1 year 4 months	Location:	CHICAGO, IL

Home town:
Current & past employers:	FedEx
Education:

This borrower member posted the following loan description, which has not been verified:

552992 added on 10/08/09 > House Expenditures and Personal finance 552992 added on 10/11/09 > I plan to use my funds to pay some minor credit card debt, small house purchases, since im remodeling my room, lucky enough i do not have a rent or car payment everything is paid off, currently working part time is not helping. My job is really stable since i have always been to work on time and never called a day off or EVER been fired. I always stay on top of my work and schooling, everything else falls in betwee.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	5
Revolving Credit Balance:	$539.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 449944

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449944	$13,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449944. Member loan 449944 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,583 / month
Current employer:	Midwest Assistance Program, Inc.	Debt-to-income ratio:	21.58%
Length of employment:	3 years	Location:	Arlington, MN

Home town:
Current & past employers:	Midwest Assistance Program, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

553012 added on 10/08/09 > With this loan, I will have finally consolidated the last two pieces of my debt into one, and will be on my way to a successful financial future.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,335.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449956	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449956. Member loan 449956 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	Sidelines Inc	Debt-to-income ratio:	3.65%
Length of employment:	7 years	Location:	Glendale, AZ

Home town:
Current & past employers:	Sidelines Inc
Education:

This borrower member posted the following loan description, which has not been verified:

553081 added on 10/09/09 > I had purchased 40 acres that had a ballon payment after 10 years, the loan was held by the seller. The loan was supposed to have an option to extend an additional 3 years but the seller decided due to the economy and his investments not returning what he needs for retirement he needs his money now. I was not anticipating this as until now he was fine with the extending the loan an additional 3 years. 553081 added on 10/09/09 > After paying for 10 years I do not wish to have this taken away and will do what is necessary to keep this property.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,231.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449976	$25,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449976. Member loan 449976 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,208 / month
Current employer:	n/a	Debt-to-income ratio:	0.82%
Length of employment:	1 year	Location:	north hollywood, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,235.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 449978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449978	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449978. Member loan 449978 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,650 / month
Current employer:	Interstate Collision Center	Debt-to-income ratio:	2.51%
Length of employment:	10+ years	Location:	North Hollywood, CA

Home town:
Current & past employers:	Interstate Collision Center
Education:

This borrower member posted the following loan description, which has not been verified:

551144 added on 10/08/09 > I am adding an extra room to my house, I just need this amount to finish this project, I went a little over budget.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,069.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450001	$3,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450001. Member loan 450001 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Banfield the Pet Hospital	Debt-to-income ratio:	17.50%
Length of employment:	3 years 36 months	Location:	SAN LEANDRO, CA

Home town:
Current & past employers:	Banfield the Pet Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

553159 added on 10/10/09 > The funds are going to be used going towards my grandfather's medical bills since he has had 2 strokes and needs to go through physical therapy and nursing home since he just had his leg amputated. I have a stable job working as a nurse at a pet hospital, i have pretty high sinority at that job since i have been there for 2 years. All my payments are made on time and are mostly automatically deducted from my account every month.

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,794.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450030

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450030	$4,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450030. Member loan 450030 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	WV Business College	Debt-to-income ratio:	19.38%
Length of employment:	1 year	Location:	Buckhannon, WV

Home town:
Current & past employers:	WV Business College
Education:

This borrower member posted the following loan description, which has not been verified:

553203 added on 10/08/09 > This loan will help in restoring original craftsmanship. Historical restoration is very important.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,974.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450050	$15,500	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450050. Member loan 450050 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,458 / month
Current employer:	Chung Worldwide Corp	Debt-to-income ratio:	4.33%
Length of employment:	6 years	Location:	Cypress, CA

Home town:
Current & past employers:	Chung Worldwide Corp
Education:

This borrower member posted the following loan description, which has not been verified:

553245 added on 10/08/09 > I have about 8000 in debt and I need to pay off that debt and then once I pay this loan off I will be debt free. 553245 added on 10/09/09 > My debt is from investing in my company. I want to pay this off and I can use the 15k to do that and be confortable making the payments. The $15,000.00 will allow me some room to be flexible. Also I will be able to pay the $500.00 per month and pay it off in 3 years vrs. revolving and compounding interest.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,468.00	Public Records On File:	0
Revolving Line Utilization:	16.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450080	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450080. Member loan 450080 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	n/a	Debt-to-income ratio:	4.23%
Length of employment:	1 year	Location:	Lafayette, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,205.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450098

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450098	$22,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450098. Member loan 450098 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	New Albion Cleaner	Debt-to-income ratio:	17.10%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	New Albion Cleaner
Education:

This borrower member posted the following loan description, which has not been verified:

553340 added on 10/08/09 > I am applying for this loan because my son needs to have back surgery and unfortunately he currently does not have health insurance. I am hoping this loan will cover the surgery and give him and his family an extra 5k to help with other expenses while he recovers for an estimated 4 months. The surgery is estimated at 20k. Two of his discs on the lumber spine has an annular tear causing the nucleus of the spine to leak out and is putting a lot of pressure on his nerve. He needs surgery ASAP because this has been an ongoing thing for about 6 months now. He tried to get better with physical therapy, acupuncture and epidural shots but none of these treatments have helped. I hope you can all help my son get better with this surgery. Thank you!

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$560.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450109	$24,250	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450109. Member loan 450109 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,500 / month
Current employer:	Port Washington Police District	Debt-to-income ratio:	17.14%
Length of employment:	1 year 192 months	Location:	PORT WASHINGTON, NY

Home town:
Current & past employers:	Port Washington Police District
Education:

This borrower member posted the following loan description, which has not been verified:

553361 added on 10/09/09 > Will be used to pay off existing credit cards and close those accounts. My job is very secure, with no layoffs since it was started over 85 years ago. 553361 added on 10/09/09 > government employer

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	36
Revolving Credit Balance:	$46,226.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450129	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450129. Member loan 450129 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	AT&T	Debt-to-income ratio:	4.53%
Length of employment:	1 year	Location:	Marina del Rey, CA

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

553399 added on 10/08/09 > This is towards the purchase of a triathlon specific road bike. 553399 added on 10/13/09 > I plan to use these funds to purchase a triathlon specific bike before the year end sales on this years models are over. I have very stable employment with AT&T as a DSL technician and I have been with this company for over ten years and my field shows no signs of slowing down. We are a union company as well which makes it very difficult to just lay people off with no substantial reason. I make about $69,500 a year before for addition 10% shift differential is factored in which makes that number closer to $75,000. My credit score is over 700 so I am generally considered to be a very stable credit risk. All in all I think this lending club is a great idea and I've decided to become an investor myself. Thank you for your interest.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,312.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450140

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450140	$17,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450140. Member loan 450140 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,842 / month
Current employer:	Trinity School	Debt-to-income ratio:	13.45%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:	Trinity School
Education:

This borrower member posted the following loan description, which has not been verified:

553415 added on 10/09/09 > I was starting to make good progress in paying off my debt, when the house I was living in was flooded in late July. I ended up moving to a new city for a better job, but there are still some basics that I need to buy before the New England winter rolls around. This is to consolidate my remaining debt, and purchase essentials.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,799.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450142	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450142. Member loan 450142 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,476 / month
Current employer:	NDI	Debt-to-income ratio:	22.90%
Length of employment:	7 years	Location:	Alexandria, VA

Home town:	Mt.Rainier
Current & past employers:	NDI, Smithsonian Institution
Education:

This borrower member posted the following loan description, which has not been verified:

553419 added on 10/09/09 > I am a single parent with a teenage son who now at 50 yrs old is finally able to pursure the American dream of owning my own home. I want to consolidate my debit into one monthly payment which will help me to qualify for a little higher amount when purchasing my new home. Help make my dream come true. 553419 added on 10/10/09 > I have been at my current job for over 6 yrs and in the profession for 30 yrs. I pride myself in working hard and paying my bills on time and setting a good example for my teenage son. This is the house we have been wanting for sometime.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	62
Revolving Credit Balance:	$6,632.00	Public Records On File:	1
Revolving Line Utilization:	26.80%	Months Since Last Record:	64
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 450171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450171	$8,150	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450171. Member loan 450171 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	JEAcoustics	Debt-to-income ratio:	23.57%
Length of employment:	6 years	Location:	Austin, TX

Home town:	Palisade
Current & past employers:	JEAcoustics
Education:	Colorado School of Mines

This borrower member posted the following loan description, which has not been verified:

553486 added on 10/09/09 > With this money I will be able to eliminate the last of my high interest credit card debt which I accumulated during college. I started only a few years ago with balances exceeding $25,000. Through discipline and good planning, I am closer and closer to being consumer debt free. The more of my balances that is paid off or gets moved into low interest accounts, the faster I can achieve this goal and then move on to the next goal of owning a home. 553486 added on 10/10/09 > I am an acoustical consultant holding a degree from a prestigious engineering school. Acoustics is an extremely stable field. There is high demand yet relatively few qualified engineers. In two weeks I'll be taking the PE license exam. Upon earning my license, my potential value as an employee will increase, as will my salary.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,508.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450180	$14,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450180. Member loan 450180 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$40,000 / month
Current employer:	IBM	Debt-to-income ratio:	2.09%
Length of employment:	5 years	Location:	thornton, CO

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

553506 added on 10/09/09 > refinancing credit card at better rate

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	71
Revolving Credit Balance:	$19,868.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450187

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450187	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450187. Member loan 450187 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Ernst & Young	Debt-to-income ratio:	3.47%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	Ernst & Young
Education:

This borrower member posted the following loan description, which has not been verified:

553527 added on 10/09/09 > Hello. I am an accountant in New York who has been working at "Big 4" accounting firms consecutively for the past 4 1/2 years. Since I provide some special niche services in my industry, I am never in danger of losing my job involuntarily. This loan will help me consolidate some debt I incurred as a result of helping family members with some rather large (but necessary) medical and legal bills. I don't complain about incurring the debt because it was the right thing to do. Now all I would like to do is pay one bill at a decent interest rate instead of 4 credit cards at high rates. Thank you for your interest.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,739.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450188

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450188	$2,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450188. Member loan 450188 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,280 / month
Current employer:	jmg custom homes	Debt-to-income ratio:	20.63%
Length of employment:	7 years 72 months	Location:	CICERO, NY

Home town:
Current & past employers:	jmg custom homes
Education:

This borrower member posted the following loan description, which has not been verified:

553528 added on 10/10/09 > new furniture

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	4
Revolving Credit Balance:	$1,163.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450193	$6,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450193. Member loan 450193 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,447 / month
Current employer:	Bio-Rad Laboratories	Debt-to-income ratio:	22.72%
Length of employment:	10+ years	Location:	Vallejo, CA

Home town:
Current & past employers:	Bio-Rad Laboratories
Education:

This borrower member posted the following loan description, which has not been verified:

553537 added on 10/09/09 > My husband was unemployed for three years due to manic depression and schizophrenia. He's now much better and is working full time and have been working at the same company for the last 2years. I hope you can help us. 553537 added on 10/09/09 > My husband was unemployed for three years due to manic depression and schizophrenia. This is how we got into debt. He's now much better and is working full time and have been working at the same company for the last 2 years. My eldest daughter is also now going to school and working at the same time and she's able to help us. I hope you can help us. 553537 added on 10/09/09 > My husband was unemployed for three years due to manic depression and schizophrenia. He's now much better and is working full time and have been working at the same company for the last 2years. I hope you can help us. 553537 added on 10/09/09 > My husband was unemployed for three years due to manic depression and schizophrenia. This is how we got into debt. He's now much better and is working full time and have been working at the same company for the last 2 years. My eldest daughter is also now going to school and working at the same time and she's able to help us. I hope you can help us.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,978.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450218

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450218	$13,750	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450218. Member loan 450218 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,250 / month
Current employer:	nyc department of corrections	Debt-to-income ratio:	19.72%
Length of employment:	2 years 12 months	Location:	BROOKLYN, NY

Home town:
Current & past employers:	nyc department of corrections
Education:

This borrower member posted the following loan description, which has not been verified:

553617 added on 10/10/09 > I've always paid my bills on time on my credit score is good 553617 added on 10/12/09 > needed to consolidate all my bills into one making it easier for me to pay one bill

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,189.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 450224

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450224	$6,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450224. Member loan 450224 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,032 / month
Current employer:	jamestown public schools	Debt-to-income ratio:	18.20%
Length of employment:	10+ years	Location:	ashville, NY

Home town:
Current & past employers:	jamestown public schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	79
Revolving Credit Balance:	$50,935.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450234

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450234	$13,750	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450234. Member loan 450234 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Morenci Water & Electric Company	Debt-to-income ratio:	24.04%
Length of employment:	10+ years	Location:	Clifton, AZ

Home town:
Current & past employers:	Morenci Water & Electric Company
Education:

This borrower member posted the following loan description, which has not been verified:

553649 added on 10/09/09 > I'm trying to pay consolidate bank cards, and finish paying for my mom's funeral

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,783.00	Public Records On File:	0
Revolving Line Utilization:	98.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450238	$14,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450238. Member loan 450238 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Saint Raphael Hospita	Debt-to-income ratio:	8.20%
Length of employment:	1 year 8 months	Location:	New Haven, CT

Home town:	Ridgefield
Current & past employers:	Saint Raphael Hospita, Pharmacist
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

Hi I'm in need for money to pay for my MBA program at UCONN business school in Hartford, CT. Any help would be greatly appreciate. Thank you

A credit bureau reported the following information about this borrower member on September 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,701.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450272	$12,800	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450272. Member loan 450272 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	U.S. Army	Debt-to-income ratio:	15.24%
Length of employment:	5 years	Location:	Killeen, TX

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,864.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450280	$14,400	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450280. Member loan 450280 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Wells Fargo Bank	Debt-to-income ratio:	10.27%
Length of employment:	3 years 24 months	Location:	FONTANA, CA

Home town:	Haifa
Current & past employers:	Wells Fargo Bank
Education:	Mt. San Antonia College

This borrower member posted the following loan description, which has not been verified:

553731 added on 10/09/09 > Loan to be used to pay off and consolidate all debt.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,897.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450285	$24,250	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450285. Member loan 450285 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,667 / month
Current employer:	IBM	Debt-to-income ratio:	3.25%
Length of employment:	1 year 168 months	Location:	CANYON COUNTRY, CA

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

553742 added on 10/09/09 > I have been with my company for well over a decade proving a steady income and I have few outstanding loans. This money will assist with special classes for my autistic child.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	55
Revolving Credit Balance:	$172.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450289	$1,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450289. Member loan 450289 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,950 / month
Current employer:	Mountaineer Casino	Debt-to-income ratio:	22.71%
Length of employment:	10+ years	Location:	East Liverpool, OH

Home town:
Current & past employers:	Mountaineer Casino
Education:

This borrower member posted the following loan description, which has not been verified:

553750 added on 10/09/09 > I have recently moved, and would like to purchase a few new needed items for my home. I am current on all payments required of me. I have been employed at my current job for 12+ years. 553750 added on 10/10/09 > Any and all contributions are greatly appreciated!!!

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	11
Revolving Credit Balance:	$705.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450316

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450316	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450316. Member loan 450316 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,516 / month
Current employer:	motion picture and television funds	Debt-to-income ratio:	17.73%
Length of employment:	5 years 2 months	Location:	n hollywood, CA

Home town:	yerevan
Current & past employers:	motion picture and television funds, dians laser certer
Education:

This borrower member posted the following loan description, which has not been verified:

looking to remarried loan to photo wedding gown dinners honeymoon

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,094.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450341	$25,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450341. Member loan 450341 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	16.06%
Length of employment:	1 year	Location:	Westminster, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

553838 added on 10/09/09 > We offer Mobile and RFID software products for Energy and Process manufacturing industries to improve their equipment effectiveness and work processes. We are looking for a short-term working capital. 553838 added on 10/10/09 > We are in a compelling business with each customer sale being $100K or above. We have 5 potential clients in the pipeline.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	45
Revolving Credit Balance:	$28,332.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450342

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450342	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450342. Member loan 450342 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	U.S. Military	Debt-to-income ratio:	16.16%
Length of employment:	8 years 84 months	Location:	KILLEEN, TX

Home town:
Current & past employers:	U.S. Military
Education:

This borrower member posted the following loan description, which has not been verified:

553839 added on 10/09/09 > These funds will be used to pay off my wedding in South Carolina.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,175.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450346

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450346	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450346. Member loan 450346 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	n/a	Debt-to-income ratio:	8.14%
Length of employment:	1 year	Location:	Burbank, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

553843 added on 10/09/09 > I have been in the trade business for over a decade now. I have started my own import export broker business for almost year and half now. This loan will help me expand my business and grow larger just like any successful small business company. This loan will give me the opportunity to expand to a warehouse with a larger storage. Plus, Ill have the right resources to do better and efficient work.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$431.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450371	$16,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450371. Member loan 450371 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,267 / month
Current employer:	Pfizer	Debt-to-income ratio:	19.45%
Length of employment:	1 year	Location:	Suwanee, GA

Home town:
Current & past employers:	Pfizer
Education:

This borrower member posted the following loan description, which has not been verified:

553881 added on 10/09/09 > Funds will be used to down debt

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1980	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$101,022.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450393	$6,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450393. Member loan 450393 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,170 / month
Current employer:	United Food and Commercial Workers	Debt-to-income ratio:	16.39%
Length of employment:	10+ years	Location:	Riverview, FL

Home town:
Current & past employers:	United Food and Commercial Workers
Education:

This borrower member posted the following loan description, which has not been verified:

553917 added on 10/09/09 > Borrower with Excellent Credit

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,524.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450420	$4,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450420. Member loan 450420 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	L.A.U.S.D.	Debt-to-income ratio:	24.71%
Length of employment:	8 years	Location:	Pacoima, CA

Home town:
Current & past employers:	L.A.U.S.D.
Education:

This borrower member posted the following loan description, which has not been verified:

553968 added on 10/11/09 > My job is stable because it is backed up my not only how long i have been in my position, but also my related education. In all my years of school i haven't once taken a school loan as much as i would have wanted to. instead i plan my budget in such a way that yes i did make some sacrifices but own no school loans. I always pay more the the minimum on my loans resulting in the great interest rate i got on my car. I'm very responsible. I am also continuing my education. With this loans i want to pay off higher interest credit cards for the great rate that lendgingclub.com has to offer.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,003.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450426

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450426	$24,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450426. Member loan 450426 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	n/a	Debt-to-income ratio:	11.05%
Length of employment:	1 year	Location:	San Diego, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

553988 added on 10/09/09 > I have a very successful business that needs money for the Christmas season. We're expanding well utilizing the slowdown in the economy. Our business works really well even in the down economy due to us being the best deal in town. 553988 added on 10/09/09 > I own discounted fragrance stores in top malls in California and Colorado. Since we sell designer fragrances cheaper than the departmental stores, we are doing very well. New opportunities have come up for the Christmas season which I need money for. If you have ANY questions, please feel free to submit it to me and I'll do the best in answering those. Thanks!

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$151,202.00	Public Records On File:	0
Revolving Line Utilization:	87.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450443

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450443	$14,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450443. Member loan 450443 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	n/a	Debt-to-income ratio:	3.29%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:	dbox, The 7th Art, visualhouse ny, Cetra/Ruddy Incorporated
Education:	University of Idaho, Idaho State University

This borrower member posted the following loan description, which has not been verified:

554017 added on 10/10/09 > Reason for loan: Because of new clients in Utah, I'm traveling back and forth between Salt Lake City and New York City. It would reduce my expenses to purchase a vehicle instead of renting one repeatedly. What makes me a good borrower: Great morals along with very low monthly expenses make me an ideal borrower. Always pay my debts early, as shown by my credit score. Job Stability: I've been in this industry for 6 years, and it's my passion to do what I do, I don't believe there is anything that could change my career choice. 554017 added on 10/10/09 > Reason I'm using lending club is both out of curiosity and because the rate is comparable to both my banks. As far as my job, I'm a freelance technical and art director providing services on site, as well as illustration and animation services for the design industry. I went freelance last year because I enjoyed the lifestyle a lot more. Last year I was in charge of a Manhattan architectural illustration and visualization studio which is still running strong and working alongside firms like KPF HOK and Gensler. As far as my expenses each month. They're pretty minimal. Clients pay for my travel expenses, and since I've moved into the apt my fiance owns, I have sublet my village apartment for the rest of it's lease, leaving me at: 0 rent per month 46 per month for a computer loan 178 for an old student loan. and 400 to 500 a month for food. Feel free to ask me any questions. You have my gratitude for your consideration,

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$400.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 450488

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450488	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450488. Member loan 450488 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	METLIFE	Debt-to-income ratio:	12.62%
Length of employment:	5 years	Location:	PIKESVILLE, MD

Home town:
Current & past employers:	METLIFE
Education:

This borrower member posted the following loan description, which has not been verified:

554146 added on 10/13/09 > The loan was taken out to consolidate debts. I plan to use the funds to payoff existing debts. My job is stable and I expect to use my income as the source of paying off the loan. I always pay my bills on time, and because of that quality, I think one would say I am a qualified borrower

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,424.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450493

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450493	$6,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450493. Member loan 450493 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Aerotek	Debt-to-income ratio:	4.83%
Length of employment:	2 years	Location:	Green Bay, WI

Home town:
Current & past employers:	Aerotek
Education:

This borrower member posted the following loan description, which has not been verified:

554168 added on 10/10/09 > I am a currently employed, 25 year old female. I currently have credit card debt totaling $2,433.55 and an auto loan of $2603.00. I will utilize the funds from this loan to consolidate my debt. I currently earn $33,000/year (base) plus commissions. With commission I earn $38,000/year. I currently live in a home with my fianc?? who pays the mortgage. I am responsible for the utility bills, and the grocery shopping. The only other debt I have, other than the aforementioned auto loan and credit cards, is a student loan of $18,000 that requires a monthly payment of $114.00 at an interest rat of 4.2%. I currently net $2000.00 per month. With this loan the consistent monthly payments I would have would include: $114.00 student loan; $203.00 lending club loan; $60.00 cell phone bill; ~$200.00 utilities & internet and $53.00 car insurance. Other common expenses include: ~$250.00 groceries and $80.00 gas. The reason I am sharing this with you, potential investor, is to assure you that I have the proper funds to repay you. I know if I was investing in a person I did not know, I would want as much information as possible. To be able to reduce the amount of interest I am paying on my current debt would truly lift a weight off of my shoulders, and would allow me to see the end point of my payments. I believe I am an excellent investment and you will not be disappointed if you choose to invest in me.

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,629.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450494	$17,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450494. Member loan 450494 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,821 / month
Current employer:	Metpar Corp	Debt-to-income ratio:	18.11%
Length of employment:	4 years	Location:	Hicksville, NY

Home town:	Richmond Hill
Current & past employers:	Metpar Corp, Museum Modern Art
Education:

This borrower member posted the following loan description, which has not been verified:

554175 added on 10/10/09 > I have lived debt free for quite a number of years. Mainly paid by check/cash. My debt came from being laid off from a job I was with for 15 years. Found a job after 1 1/2 years with no additional unemployment benefits and promptly landed in hospital one month to the day. The company could not hold my job and found myself without disability, having to take a local low paying job due to being unable to commute during recovery. Bottom line, despite all that, I have never been late with a payment, always managed to pay over the minimum. Despite my credit worthiness, I have found my minimums increased to the point I can not get ahead. I am hoping the members of lending club will assist me. 554175 added on 10/14/09 > Thank you to all the investors that have funded me so far. Some additional info to help investors decide to fund me. I am in my current position for 4 years as sales administrator for a manufacturer. Even in this slow economy the company is doing well. I requested a little more than my revolving credit line shows to cover some dental work I am in the midst of. I do not know exactly what my insurance will end up covering. I am trying to not add that to my existing credit card debt.

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,762.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450497

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450497	$7,925	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450497. Member loan 450497 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$60,000 / month
Current employer:	n/a	Debt-to-income ratio:	0.03%
Length of employment:	1 year	Location:	NEWINGTON, CT

Home town:
Current & past employers:
Education:	CCSU, University of Hartford

This borrower member posted the following loan description, which has not been verified:

554179 added on 10/10/09 > Hello to all the Lenders - and thank you in advance for funding this loan, I have a great opportunity to install a new furnace and airconditioning due to the tax credit available ($1500) and to two additional rebate programs ($900). I moved to my new (to me) home a little more than a year ago from a home that I owned and fully paid for. That home allowed me to expand to this new home and life has been really great ! The current mechanicals are 22 yrs old - and while they work fine - they are not efficient and that isn't cost effective in anyone's book today. The proposal is to install the Carrier Infinity Gas Furnace and a Carrier Performance condensor/coil. The monthly payment is manageable, and as a lender in LC - here's some other info that many of you have asked other folks: Annual income for this purpose is $60,000 - once you ask for a loan you can not make a change - ouch! so that is why the annual income looks stupid!!! I have no credit card debt, use them yes, and pay them off each month - get airline miles so I can travel :). I just refinance my mortgage from a 6% loan to a 4.875% loan - life is truly good, so that information may show up in the credit area. I personally don't wish to dip into my 'emergency fund' (currently at $25,000+). At this moment I do wish to get the tax credit and rebates. It does allow me to add an electronic air cleaner and a power humidifier to the system. I welcome any additional questions, Again, thank you for your consideration 554179 added on 10/10/09 > Additional informatin - Currently self-employed; 12 yrs - a CPA in public practice; 2 credit inquiries - having to do with the refinance see earlier; P+I = 994.91 554179 added on 10/12/09 > Thank You All!

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$865.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450564	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450564. Member loan 450564 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	CEDARS SINAI MEDICAL CENTER	Debt-to-income ratio:	7.84%
Length of employment:	3 years	Location:	SANTA MONICA, CA

Home town:
Current & past employers:	CEDARS SINAI MEDICAL CENTER
Education:

This borrower member posted the following loan description, which has not been verified:

554310 added on 10/10/09 > THIS LOAN IS FOR EDUCATION. I NEED TO SEND MY SON TO MILITARY SCHOOL.

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	10
Revolving Credit Balance:	$985.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450565

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450565	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450565. Member loan 450565 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Cal Poly, San Luis Obispo	Debt-to-income ratio:	4.98%
Length of employment:	3 years	Location:	Atascadero, CA

Home town:
Current & past employers:	Cal Poly, San Luis Obispo
Education:

This borrower member posted the following loan description, which has not been verified:

554312 added on 10/10/09 > I really need assistance in this challenging economic time of ours. I work at Cal Poly, San Luis Obispo and I'm also a grad student. I need to consolidate debts. Whatever help you can give me would be greatly appreciated. Thank you. 554312 added on 10/11/09 > Additional information: these funds will be used to pay off debt that will free up significant monthly cash flow. My job is rock-solid. However, the state budget crisis has led to employee furloughs this year. I have excellent credit and an excellent employment history.

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,430.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450579	$5,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450579. Member loan 450579 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	PPDG	Debt-to-income ratio:	18.74%
Length of employment:	7 years	Location:	ORANGE PARK, FL

Home town:
Current & past employers:	PPDG
Education:

This borrower member posted the following loan description, which has not been verified:

554340 added on 10/10/09 > TRY TO PAY OFF ALL MY DEBT ASAP.I AM GETTING THERE SO THANKS FOR ALL YOUR SUPPORT ....LUMI

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,655.00	Public Records On File:	0
Revolving Line Utilization:	58.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450607	$20,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450607. Member loan 450607 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	I Love Sushi	Debt-to-income ratio:	15.93%
Length of employment:	4 years	Location:	Henderson, NV

Home town:
Current & past employers:	I Love Sushi
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,569.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450613

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450613	$7,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450613. Member loan 450613 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	BASICS ETC	Debt-to-income ratio:	17.20%
Length of employment:	1 year	Location:	FRESNO, CA

Home town:
Current & past employers:	BASICS ETC
Education:	Chaffey College A.S. AUTOMOTIVE TECHNOLOGY

This borrower member posted the following loan description, which has not been verified:

554405 added on 10/10/09 > Want Money to Upgrade my Website, and to do a comprehensive Google Ad campaign for the Holiday season. My website is www.upgradeanyauto.com Thank-you

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,447.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450635

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450635	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450635. Member loan 450635 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	BAE Systems	Debt-to-income ratio:	13.80%
Length of employment:	5 years	Location:	Katy, TX

Home town:
Current & past employers:	BAE Systems
Education:

This borrower member posted the following loan description, which has not been verified:

554456 added on 10/10/09 > I plan to use this primarily for my wedding which will be right under a year from now. I just need a few extra thousand for some extra things to make it perfect. I also plan to use any extra money left over to pay off my credit card. I find it a smart thing to do so I would be able to pay off this loan a little bit faster without an extra credit card bill to pay every month.

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,439.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 450647

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450647	$5,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450647. Member loan 450647 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,400 / month
Current employer:	millers construction	Debt-to-income ratio:	5.46%
Length of employment:	1 year	Location:	kanorado, KS

Home town:
Current & past employers:	millers construction
Education:

This borrower member posted the following loan description, which has not been verified:

554474 added on 10/10/09 > I've been at my job for the past 10 years and I believe in paying what I owe and always have.

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,113.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 450656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450656	$5,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450656. Member loan 450656 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	AT&T	Debt-to-income ratio:	22.09%
Length of employment:	10+ years	Location:	Spring, TX

Home town:	Houston
Current & past employers:	AT&T, Consolidated Stores
Education:	Ohio State University-Main Campus, Columbus State Community College

This borrower member posted the following loan description, which has not been verified:

554506 added on 10/10/09 > I have an excellent job that I have worked at for over 13 years. I want to be totally debt free in 3 years and this loan will help me accomplish this goal. My credit rating is in the good range which is really good in this economy. I always make my payments on time. My wife loves OSU since she is from Ohio. I love UT go Longhorns.

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,017.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450716	$4,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450716. Member loan 450716 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	NW Engineers	Debt-to-income ratio:	11.52%
Length of employment:	3 years 24 months	Location:	PORTLAND, OR

Home town:
Current & past employers:	NW Engineers
Education:

This borrower member posted the following loan description, which has not been verified:

554687 added on 10/13/09 > Dear Sir or Madam: I will be using the potential funds to pay off a high interest credit card. I was appalled when I was lied to by Capital One regarding their recent interest rate hikes. I have been a Capital One card holder since 1998, have maintained an excellent interest rate and have always been faithful to their payment schedule, typically paying more than the minimum. If granted the funds the total amount would go towards closing my Capital One account. I wish to cease any further business with them. I can guarantee you that I will make my payments on time and that I am focused on paying off the loan sooner than the (3) year term. Thank you for your time and consideration. 554687 added on 10/13/09 > Please refer to Loan Description

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	16
Revolving Credit Balance:	$17,883.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450735

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450735	$4,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450735. Member loan 450735 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	The Thinking Child Academy	Debt-to-income ratio:	7.83%
Length of employment:	1 year	Location:	miami, FL

Home town:
Current & past employers:	The Thinking Child Academy
Education:

This borrower member posted the following loan description, which has not been verified:

554731 added on 10/11/09 > I have no student loans and completed my student teaching early. I currently have a teaching job at a private school in Homestead Florida and would like to consolidate my credit cards from college and pay my loan off as soon as possible.

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,323.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450737	$4,800	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450737. Member loan 450737 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Pacific Vision Institute	Debt-to-income ratio:	0.00%
Length of employment:	3 years 24 months	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	Pacific Vision Institute
Education:

This borrower member posted the following loan description, which has not been verified:

554742 added on 10/11/09 > Establish payment history to improve credit score. 554742 added on 10/12/09 > Funds from this loan will be used help establish my credit history and improve my FICO Score. I have no other outstanding debts or revolving credit. My husband is a freelance Print Project Manager, has a good credit score, and can co-sign if necessary. I am financially responsible and have a very manageable budget which is approximately $900, including rent and food. My yearly salary is $55,000 per year with monthly bonuses of $1,000 if sales goals are achieved which are achieved every other month on average currently. Thank you very much. 554742 added on 10/12/09 > Wow! Thanks! A longer process than what I expected...Very excited to see the results every day! Working for one of the top Refractive Corneal Surgeons in the Nation has been a reward in its self, achieving the goal of a Stellar Credit Score with in the next year will enable us to buy our first family home, far surpassing the thought of job satisfaction.

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	54
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450745	$7,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450745. Member loan 450745 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Academic Management Systems	Debt-to-income ratio:	3.89%
Length of employment:	3 years	Location:	Buffalo, NY

Home town:
Current & past employers:	Academic Management Systems
Education:

This borrower member posted the following loan description, which has not been verified:

554757 added on 10/11/09 > Consolidating some credit card debt. 554757 added on 10/11/09 > Excellent credit score with no delinquencies. Just trying to wrap up a few balances into a consistent monthly payment with no interest rate variability. Honest & hardworking guy who won't let you down.

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,767.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450747

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450747	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450747. Member loan 450747 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,150 / month
Current employer:	Baptist International Missions, Inc.	Debt-to-income ratio:	0.00%
Length of employment:	1 year 120 months	Location:	LEWISVILLE, TX

Home town:
Current & past employers:	Baptist International Missions, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450756

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450756	$3,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450756. Member loan 450756 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	n/a	Debt-to-income ratio:	14.50%
Length of employment:	1 year 4 months	Location:	BELFORD, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

554779 added on 10/11/09 > i just need money to buy a car and then fix it

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	20
Revolving Credit Balance:	$2,601.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450758	$11,500	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450758. Member loan 450758 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Jamie Moffett Media Design & Production	Debt-to-income ratio:	18.00%
Length of employment:	5 years	Location:	Palmyra, NJ

Home town:
Current & past employers:	Jamie Moffett Media Design & Production
Education:

This borrower member posted the following loan description, which has not been verified:

551115 added on 10/11/09 > Having a single monthly payment will be a great help.

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	68
Revolving Credit Balance:	$12,844.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 450761

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450761	$7,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450761. Member loan 450761 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,449 / month
Current employer:	n/a	Debt-to-income ratio:	1.24%
Length of employment:	1 year 144 months	Location:	NORFOLK, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

554789 added on 10/11/09 > Thank You 554789 added on 10/12/09 > I am a framing contractor. I plan to use this money to consolidate some bills. We have had about 4 other personal loans in the past and have payed them back perfectly. We were never late. We want to try lending club because of the great intrest rate. My wife and I are are hard working honest people. We just need a loan. Thank you.

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	79
Revolving Credit Balance:	$1,330.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450768

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450768	$24,250	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450768. Member loan 450768 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	kgs	Debt-to-income ratio:	6.54%
Length of employment:	6 years 60 months	Location:	TONGANOXIE, KS

Home town:
Current & past employers:	kgs
Education:

This borrower member posted the following loan description, which has not been verified:

554806 added on 10/11/09 > Loan for wedding

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,771.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450781	$7,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450781. Member loan 450781 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	PricewaterhouseCoopers	Debt-to-income ratio:	17.51%
Length of employment:	1 year	Location:	Atlanta, GA

Home town:
Current & past employers:	PricewaterhouseCoopers
Education:

This borrower member posted the following loan description, which has not been verified:

554827 added on 10/13/09 > I am trying to consolidate my credit cards, so that I may get rid of them. I would like to isolate everything into one payment. I have a steady job as a tax associate with a big four accounting firm.

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,805.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450798	$14,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450798. Member loan 450798 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,667 / month
Current employer:	Gunas, Inc.	Debt-to-income ratio:	18.83%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Gunas, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

551414 added on 10/11/09 > Excellent credit report. Very responsible and reliable borrower. Stable job. Just looking to consolidate debt. Thank you much.

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,851.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450816	$8,400	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450816. Member loan 450816 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	ICOM	Debt-to-income ratio:	24.69%
Length of employment:	6 years	Location:	Crescent City, IL

Home town:
Current & past employers:	ICOM
Education:

This borrower member posted the following loan description, which has not been verified:

554887 added on 10/11/09 > I plan to use this money to consolidate my credit card debt so that I can have a fixed payment and a fixed interest rate. I have a very stable job and there are no talks of layoffs. I have been there for 5 years and plan to stay for a long time. I am great at paying my bills on time and have never defaulted on a loan. 554887 added on 10/12/09 > In reference to the question I answered about where the debt came from the amount for medical bills is suppose to read $15,500, not 5,500. The bills came from dentist work and an expensive visit to the ER. I do have medical insurance. This is just the amount that was left over.

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	43
Revolving Credit Balance:	$17,411.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450829

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450829	$4,800	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450829. Member loan 450829 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Essex Valley School	Debt-to-income ratio:	6.96%
Length of employment:	1 year	Location:	Butler, NJ

Home town:
Current & past employers:	Essex Valley School
Education:

This borrower member posted the following loan description, which has not been verified:

554911 added on 10/13/09 > I am looking to pay off debts I have incurred over the years. I have been with a debt consolidation company since September of 2004. I make monthly payments of $280/mnth. I have never missed a payment and it has helped me to improve my credit score. Unfortunately I now realize that being with a debt consolidation company deters banks from lending me money. Recently I financed a vehicle and the dealership went through a list of banks to get me approved for the loan. My payments are $266/mnth for 72 months. My husband is not working and we agreed to try to get a loan the unconventional way. The payment of $169/mnth through this loan is affordable and we can eliminate a lot of monthly payments. I am a science teacher at Essex Valley School. I make $43,000 a year. I make an additional $2,000 for summer school, and I make $5,000 coaching freshman basketball at Morristown High School. I am also enrolled in Bloomfield College to complete my teaching certificate for Special Education.

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	14
Revolving Credit Balance:	$381.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 450837

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450837	$8,400	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450837. Member loan 450837 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	Area Office on Aging	Debt-to-income ratio:	14.99%
Length of employment:	7 years 72 months	Location:	MAUMEE, OH

Home town:
Current & past employers:	Area Office on Aging
Education:

This borrower member posted the following loan description, which has not been verified:

554932 added on 10/12/09 > To pay for new furnace, improve grading, insulation downspouts, fix plumbing, install energy efficient showerhead and programmable thermostat and for mold remediation.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	70
Revolving Credit Balance:	$30,402.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 450841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450841	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450841. Member loan 450841 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	Verizon	Debt-to-income ratio:	16.88%
Length of employment:	8 years 84 months	Location:	VENTURA, CA

Home town:
Current & past employers:	Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

554942 added on 10/12/09 > Need this pay off bills

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,882.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450865	$7,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450865. Member loan 450865 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,160 / month
Current employer:	Department of Energy	Debt-to-income ratio:	15.08%
Length of employment:	1 year	Location:	Germantown, MD

Home town:
Current & past employers:	Department of Energy
Education:

This borrower member posted the following loan description, which has not been verified:

555007 added on 10/12/09 > Purpose of loan: I plan to use these funds to consolidate some debts that I have which are spread over multiple accounts. It has become extremely challenging to manage these accounts and I would like to merge them into one manageable monthly payment. My financial situation: I feel that I am a good borrower as I have a history of making payments on-time and have fairly good credit overall. I have calculated my monthly budget and would easily be able to fit in this loan and save some on the side. I have a stable government job as a federal employee. Thank you for your time and consideration! Monthly net income: $ $3,160.00 Monthly expenses: $2,700 Rent: $650 Insurance: $150 Car expenses: $600 Phone, cable, internet: $150 Food, entertainment: $150 Credit cards and other loans: $850 Other expenses: $150

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,216.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 450869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450869	$13,400	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450869. Member loan 450869 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	hsbc	Debt-to-income ratio:	20.50%
Length of employment:	8 years	Location:	Flushing, NY

Home town:
Current & past employers:	hsbc
Education:

This borrower member posted the following loan description, which has not been verified:

555011 added on 10/12/09 > Invest/consolidation

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,375.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450871

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450871	$14,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450871. Member loan 450871 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	RBS Worldpay	Debt-to-income ratio:	18.05%
Length of employment:	7 years	Location:	marietta , GA

Home town:
Current & past employers:	RBS Worldpay
Education:

This borrower member posted the following loan description, which has not been verified:

555016 added on 10/12/09 > - I wish to consolidte my debt and pay off my credit cards. - I work at a stable company that continue to grow in the slow economy - I have excellent credit.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,214.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450882	$2,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450882. Member loan 450882 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	n/a	Debt-to-income ratio:	5.00%
Length of employment:	1 year	Location:	Sunny Isles Beach, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555054 added on 10/12/09 > I'm trying to help my grandson move to CO. He just got accepted to the University at Boulder.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	7
Revolving Credit Balance:	$4,789.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450893

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450893	$14,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450893. Member loan 450893 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	IC Mechanical	Debt-to-income ratio:	18.92%
Length of employment:	3 years	Location:	Tampa, FL

Home town:
Current & past employers:	IC Mechanical
Education:

This borrower member posted the following loan description, which has not been verified:

555078 added on 10/12/09 > This loan is to consolidate debt that was obtained through some unforseen circumstances in the last year. By obtaining this loan it will allow me to much more easily pay off debt and start a savings. Thank you

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,646.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450914	$6,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450914. Member loan 450914 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,900 / month
Current employer:	PMF, Inc.	Debt-to-income ratio:	3.15%
Length of employment:	3 years	Location:	Wesley Chapel, FL

Home town:
Current & past employers:	PMF, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

555119 added on 10/12/09 > This loan will consilidate all my outstanding credit cards, and my only remaining debt will be my mortgage and this loan. I don't have any car loans (2 fully paid vehicles in driveway); and I don't anticipate purchasing another car for the next 2-3 years.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	9
Revolving Credit Balance:	$6,112.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450937

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450937	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450937. Member loan 450937 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	Merrill Lynch	Debt-to-income ratio:	12.64%
Length of employment:	3 years	Location:	Mountain Lakes, NJ

Home town:
Current & past employers:	Merrill Lynch
Education:

This borrower member posted the following loan description, which has not been verified:

My wife and I are looking to start our second adoption, but we depleted almost all of our cash on our first adoption and have only been able to save up about 33% of the needed funds for our second. With the current drop in housing prices, we no longer have the available equity to borrow against the house. Even though we are expecting cash in the Spring (which we would use to pay back the loan), we are looking to acquire some interim financing to get started right away as the adoption process can be drawn out and cumbersome. A seven-month delay will add to that process, as the funds are needed upfront, so we would not be able to begin until then. Our credit balances may be a bit high, but as you can see we have never missed a payment and we are not actively looking for any new credit besides looking for adoption financing. I will be happy to answer any questions. Please help us to expand our family.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,821.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450950

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450950	$24,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450950. Member loan 450950 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Ogilvy	Debt-to-income ratio:	15.76%
Length of employment:	8 months	Location:	NEW YORK, NY

Home town:
Current & past employers:	Ogilvy, Jack Morton, Digitaria, Inc, Kintera, AOL Time Warner
Education:

This borrower member posted the following loan description, which has not been verified:

I've just had my amex rates raised, so am looking for a loan to clear the amex debt so I can get rid of the cards entirely. I unfortunately managed to get into debt over the last few years (got divorced last year which hit me pretty hard financially), but have a great repayment history. The worst I've been done is be a few days late a couple of times through being a bit disorganized, but have always maintained my payments, so disappointed to get my rates hiked by them. I have no black marks on my credit history at all: it's a sea of green, which of course makes me a 'good debtor', but I want to get out of debt :) I have a good, stable and well paying job, and and am working hard to get myself out of debt. Would like to speed that process up a little by getting rid of American Express who have just pumped my rates up. I work in a booming industry (hard to believe in this economy, I know), so am very stable and secure work wise. Happy to answer any questions, and thanks for looking!

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,821.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450963	$3,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450963. Member loan 450963 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Hotel Le Bleu	Debt-to-income ratio:	1.68%
Length of employment:	4 years 36 months	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Hotel Le Bleu
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	23
Revolving Credit Balance:	$2,654.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450977

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450977	$14,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450977. Member loan 450977 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	First Conservatory of Music	Debt-to-income ratio:	1.60%
Length of employment:	6 years	Location:	chicago, IL

Home town:	Belgrade, Serbia
Current & past employers:	First Conservatory of Music, Riverside United Methodist Church, DePaul University, School of Music
Education:	DePaul University, University of Nebraska at Lincoln, University of Belgrade, School of Music, Belgrade, Serbia

This borrower member posted the following loan description, which has not been verified:

555245 added on 10/13/09 > I would like to you use this loan for a piano purchase. I work at my current job for over 5 years, and business has grown progressively since. I have never been in a default, and my monthly budget is around $4,000.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,670.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450995

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450995	$3,425	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450995. Member loan 450995 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,423 / month
Current employer:	City of Aurora, IL	Debt-to-income ratio:	11.80%
Length of employment:	1 year	Location:	Hinckley, IL

Home town:
Current & past employers:	City of Aurora, IL
Education:

This borrower member posted the following loan description, which has not been verified:

555277 added on 10/12/09 > Stable Job Since 1991. 555277 added on 10/12/09 > Have an Advanta Business Card account. The company rate jacked their customers. They had so many defaults they had to close all cc accounts. I continue to pay mine. Bad for their investors and customers. That's why they are out of business today. I need to get out from under extremely high interest payments due to no fault of my own. In addition to my primary employment, I own an operate a mobile food cart. My side work is weather dependent and winter is fast approaching. I'm currently seeking other employment in the food industry to supplement my primary income. I intend to work hard at reducing debt.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,543.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450996	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450996. Member loan 450996 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	The Yard	Debt-to-income ratio:	4.33%
Length of employment:	1 year	Location:	Santa Monica, CA

Home town:
Current & past employers:	The Yard
Education:

This borrower member posted the following loan description, which has not been verified:

555280 added on 10/12/09 > We are currently caring for a terminally ill relative, and would like to get the best hospice care to make this time easier on everyone. We will be able to repay the loan with insurance and life insurance, and would really appreciate the help.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	33
Revolving Credit Balance:	$8,897.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451005

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451005	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451005. Member loan 451005 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,994 / month
Current employer:	n/a	Debt-to-income ratio:	9.59%
Length of employment:	1 year	Location:	Grover Beach, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555304 added on 10/12/09 > This is a relocation move.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1973	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	73
Revolving Credit Balance:	$10,115.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451008	$24,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451008. Member loan 451008 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,860 / month
Current employer:	n/a	Debt-to-income ratio:	0.40%
Length of employment:	1 year	Location:	ORLANDO, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555312 added on 10/12/09 > I am greatful for the opportunity have the home of my dreams. I am also thankful for the chance to prove my worth. 555312 added on 10/13/09 > Dear Investors, I currently rent a home for $2,000.00 a month for the past 18 months. I have never been late a day with the rent. The home is in a short sale and I would like to purchase the home. I have the income to afford the home, but I don not have the down payment. If I am able to secure the loan, my mortgage will be far less than what I pay in rent. I just need the opprotunity to move forward.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	10
Revolving Credit Balance:	$1,823.00	Public Records On File:	0
Revolving Line Utilization:	6.75%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451013	$5,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451013. Member loan 451013 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,066 / month
Current employer:	n/a	Debt-to-income ratio:	11.19%
Length of employment:	1 year	Location:	FLORISSANT, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555318 added on 10/13/09 > to pay off business expenses have excellent credit 555318 added on 10/13/09 > $250.00 a/mo budget their is always buyers and sellers 555318 added on 10/13/09 > We are starting a new business. Have taken and continue to take real estate classes while working on building the business.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1967	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,062.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451016

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451016	$8,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451016. Member loan 451016 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,433 / month
Current employer:	New York Racing Association	Debt-to-income ratio:	0.79%
Length of employment:	3 years 24 months	Location:	OAKLAND GARDENS, NY

Home town:
Current & past employers:	New York Racing Association
Education:

This borrower member posted the following loan description, which has not been verified:

555336 added on 10/12/09 > Home renovation and debt consolidation

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	40
Revolving Credit Balance:	$3,316.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451019	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451019. Member loan 451019 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	CNI	Debt-to-income ratio:	22.27%
Length of employment:	1 year	Location:	Chester, VA

Home town:
Current & past employers:	CNI
Education:

This borrower member posted the following loan description, which has not been verified:

555341 added on 10/12/09 > I have a stable job and have good credit.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,074.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451029

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451029	$1,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451029. Member loan 451029 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Paychex Inc.	Debt-to-income ratio:	14.60%
Length of employment:	4 years	Location:	Monroe, NY

Home town:
Current & past employers:	Paychex Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,180.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451039

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451039	$4,800	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451039. Member loan 451039 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,400 / month
Current employer:	am/pm Bev	Debt-to-income ratio:	10.38%
Length of employment:	3 years	Location:	Murrells Inlet, SC

Home town:
Current & past employers:	am/pm Bev
Education:

This borrower member posted the following loan description, which has not been verified:

555382 added on 10/12/09 > This loan will be used to consolidate small credit card balances eliminating monthly payments and allowing me to easily afford these monthly payments. Loan will be paid in full quickly and easily!

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	26
Revolving Credit Balance:	$14,903.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 451041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451041	$1,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451041. Member loan 451041 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	3.42%
Length of employment:	1 year	Location:	Norwood, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555385 added on 10/12/09 > This loan will be for my daughter's education. She has completed all requirements for her doctorate, except for paying a $1500.00 fee. Since she was taking a 1 hour dissertation hour, she wasn't able to get financial aid since it is less than part time. She's worked so many years for this...she's been trying to pay it off herself for 3 months but $1500 at one time is too much for her or myself. $100-$200 a month is doable, but not $1500 at once.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,721.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451063

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451063	$2,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451063. Member loan 451063 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Construction Inc.	Debt-to-income ratio:	14.53%
Length of employment:	5 years	Location:	long beach, CA

Home town:
Current & past employers:	Construction Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

555432 added on 10/12/09 > I need to get my transmission, passenger window, and air conditioner fixed, but mainly the transmission because my car barely accelerates.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,669.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451064	$8,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451064. Member loan 451064 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,125 / month
Current employer:	Great Lakes Cheese	Debt-to-income ratio:	14.78%
Length of employment:	2 years 10 months	Location:	WARREN, OH

Home town:
Current & past employers:	Great Lakes Cheese
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,986.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 451072

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451072	$12,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451072. Member loan 451072 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,530 / month
Current employer:	Shands	Debt-to-income ratio:	4.51%
Length of employment:	1 year	Location:	Gainesville, FL

Home town:
Current & past employers:	Shands
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	40
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451123

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451123	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451123. Member loan 451123 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	0.53%
Length of employment:	1 year	Location:	Plano, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$335.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 451124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451124	$4,800	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451124. Member loan 451124 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Cardima	Debt-to-income ratio:	2.81%
Length of employment:	3 years	Location:	Fremont, CA

Home town:
Current & past employers:	Cardima
Education:

This borrower member posted the following loan description, which has not been verified:

555545 added on 10/13/09 > Home Improvemont Loan...New Roof

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$691.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451129	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451129. Member loan 451129 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,458 / month
Current employer:	Colton Joint USD	Debt-to-income ratio:	15.93%
Length of employment:	8 years	Location:	Highland, CA

Home town:
Current & past employers:	Colton Joint USD
Education:

This borrower member posted the following loan description, which has not been verified:

555552 added on 10/13/09 > I'm taking this loan out for a friend to pay off their 15,000 in credit card debt. They have less than stellar credit score - so I'll pay the loan and they will pay me. You get to loan money to someone with a great credit score and almost no debt - me. Hope that answers the many questions about why my credit report shows no credit card dept.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451175	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451175. Member loan 451175 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,708 / month
Current employer:	Council of the Americas	Debt-to-income ratio:	11.11%
Length of employment:	4 years	Location:	Falls Church, VA

Home town:	Southwest
Current & past employers:	Council of the Americas, Former Capitol Hill Professional Staff
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

555642 added on 10/12/09 > I am a 29 year old professional in Washington, DC. Given the market, it is very hard to save money for a down payment while paying expensive rent. This loan opportunity will allow me to leap a year or two ahead and be able to purchase a decent house my wife and I can improve on. I am in Government Relations and she is a zookeeper and are hardworking and dedicated to our work, making a better livelihood, and improving a home we can start a family in. Thanks.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	14
Revolving Credit Balance:	$13,827.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451211

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451211	$21,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451211. Member loan 451211 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,852 / month
Current employer:	US Air Force	Debt-to-income ratio:	20.59%
Length of employment:	1 year	Location:	Cheyenne, WY

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

555703 added on 10/12/09 > Looking consolidate four debts into one. The interest rate is roughly the same and the payment is less than what I am paying now on all four lines of credit. I am in the military so I will have a steady income for the next few years. 555703 added on 10/12/09 > My length of employment should state 10+ yrs, not 1 year.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,995.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451283

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451283	$3,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451283. Member loan 451283 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,290 / month
Current employer:	SOUTHWEST AIRLINES	Debt-to-income ratio:	9.43%
Length of employment:	4 years	Location:	STEPHENS CITY, VA

Home town:
Current & past employers:	SOUTHWEST AIRLINES
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	77
Revolving Credit Balance:	$5,492.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451291	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451291. Member loan 451291 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$14,583 / month
Current employer:	NaviSite	Debt-to-income ratio:	15.13%
Length of employment:	3 years 24 months	Location:	WEYMOUTH, MA

Home town:
Current & past employers:	NaviSite
Education:

This borrower member posted the following loan description, which has not been verified:

555851 added on 10/13/09 > Interested in getting a low rate loan to do final home improvements before putting home on the market. 555851 added on 10/14/09 > Please note, I can afford this monthly payment and will pay back on time.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,107.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451319	$4,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451319. Member loan 451319 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	morningstar welding	Debt-to-income ratio:	5.76%
Length of employment:	10+ years	Location:	dickerson, MD

Home town:
Current & past employers:	morningstar welding
Education:

This borrower member posted the following loan description, which has not been verified:

555927 added on 10/13/09 > Buying a enclosed trailer. owner of a 3rd generation business 555927 added on 10/13/09 > recieved

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$825.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451320	$5,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451320. Member loan 451320 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,300 / month
Current employer:	n/a	Debt-to-income ratio:	16.49%
Length of employment:	1 year	Location:	Hollywood, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555933 added on 10/13/09 > Will refi my house as soon as improvements are finished. Money should be paid back in full by end of year or early next at the latest. Never defaulted on any payments in my life. Call me if you have any questions. Thanks.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$192,661.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451329	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451329. Member loan 451329 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	14.32%
Length of employment:	1 year	Location:	Flint, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555955 added on 10/13/09 > I am faithful and prompt in paying my bills on time. I try to pay above the actual amount designated if possible. I plan on applying the loan to my personal credit card as my business finances have been accumulating quickly. My projected income is $25000 Monthly income $2083 Been in business 2 momths and 14 days

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1978	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,063.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 451395

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451395	$2,400	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451395. Member loan 451395 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,150 / month
Current employer:	MyPublisher	Debt-to-income ratio:	21.05%
Length of employment:	1 year	Location:	Port Chester, NY

Home town:
Current & past employers:	MyPublisher
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	40
Revolving Credit Balance:	$8,138.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451398	$5,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451398. Member loan 451398 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:	n/a	Debt-to-income ratio:	14.89%
Length of employment:	1 year 84 months	Location:	ASPEN, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556077 added on 10/13/09 > Thank You so much .I need this Loan for an emergency .I have the same job for 7 years .I love my job 556077 added on 10/13/09 > I pay all my bills ontime ,and I'm sure I 'll be Your good customer fo future 556077 added on 10/13/09 > This loan is very helpful for my emergency situation ,thank You

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,123.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 451412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451412	$1,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451412. Member loan 451412 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$900 / month
Current employer:	Dantons Restaurant	Debt-to-income ratio:	6.44%
Length of employment:	1 year	Location:	Houston, TX

Home town:
Current & past employers:	Dantons Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

556109 added on 10/13/09 > I am a student, who also works a part time job. Can pay back the loan as soon as possible. Just need exttra money for tuition, book expenses, and other school related expenses.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,763.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 451419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451419	$1,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451419. Member loan 451419 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	armed forces	Debt-to-income ratio:	22.23%
Length of employment:	5 years 48 months	Location:	SAVANNAH, GA

Home town:
Current & past employers:	armed forces
Education:

This borrower member posted the following loan description, which has not been verified:

556119 added on 10/13/09 > I consider myself a good borrower because I make payments on time.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,834.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451423	$24,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451423. Member loan 451423 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	n/a	Debt-to-income ratio:	4.00%
Length of employment:	1 year	Location:	North Hills, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,417.00	Public Records On File:	0
Revolving Line Utilization:	24.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 451425

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451425	$11,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451425. Member loan 451425 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	SAM'S CLUB	Debt-to-income ratio:	24.49%
Length of employment:	10+ years 120 months	Location:	WIND GAP, PA

Home town:
Current & past employers:	SAM'S CLUB
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,401.00	Public Records On File:	0
Revolving Line Utilization:	19.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451445

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451445	$1,600	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451445. Member loan 451445 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$500 / month
Current employer:	n/a	Debt-to-income ratio:	5.00%
Length of employment:	1 year	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556182 added on 10/13/09 > will greatly appreciate loan... no problem paying it off just need the money now

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	3	Months Since Last Delinquency:	23
Revolving Credit Balance:	$369.00	Public Records On File:	0
Revolving Line Utilization:	3.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451449	$11,200	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451449. Member loan 451449 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	4.18%
Length of employment:	1 year	Location:	San Francisco, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556192 added on 10/13/09 > For the past few months I have been working on starting a new business for a foldable, self-containable Mary Jane shoe that I invented called The Flip Slip. It is a Patent Pending shoe that fits in a pocket and converts into a hard-soled walking shoe for the relief of high-heels. I'm very excited about the potential of this business and think it's a much needed and long overdue product! Website for info/pics: Flip-Slip.blogspot.com I have a business plan that I have been working on for the past few months and my goal is to be in business in two to three months. I hired a footwear designer that will take my prototype and turn it into a market-ready sample. The footwear designer is also well connected with footwear manufactures in Asia and America and we will be looking at the potential for Made in the USA! Moving forward, there are a lot of resources I will need in order to get this business started. At the moment, I need a small business loan to help get a great business off the ground, and at the same time, I am offering a great interest rate as an incentive to investment in my business. Please contact me anytime if you have any questions or are interested. Thanks and God Bless!

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	82
Revolving Credit Balance:	$1,048.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451452	$1,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451452. Member loan 451452 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,503 / month
Current employer:	Teleperformance USA	Debt-to-income ratio:	23.81%
Length of employment:	10+ years	Location:	Columbus, OH

Home town:
Current & past employers:	Teleperformance USA
Education:

This borrower member posted the following loan description, which has not been verified:

556200 added on 10/13/09 > I have a very stable job situation and make sure I pay my bills on time. I am in the process of moving and need to consolidate some debt. Please assist me, thank you very much in advance. 556200 added on 10/14/09 > Thanks for everyones assistance so far. I look forward to being able to pay this back soon as possible. Thanks for helping me out. 556200 added on 10/14/09 > Just to let you know, one of the reasons I am moving to a diff place is so I can save money to pay down my debts and to start helping the poor in my community. Thanks to everyone for assisting me with this loan so far. I look forward to being fully funded soon! take Care!

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,154.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451458

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451458	$5,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451458. Member loan 451458 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Web Litho Inc.	Debt-to-income ratio:	1.78%
Length of employment:	1 year	Location:	Madison Heights, MI

Home town:
Current & past employers:	Web Litho Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

556208 added on 10/13/09 > I am starting a stress relieving yoga and meditation center. I want to use the money for store fix up and promotion.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	12
Revolving Credit Balance:	$4,198.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451460	$4,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451460. Member loan 451460 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,100 / month
Current employer:	Jordan Health Services	Debt-to-income ratio:	20.38%
Length of employment:	3 years 24 months	Location:	ARLINGTON, TX

Home town:
Current & past employers:	Jordan Health Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,432.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 451474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451474	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451474. Member loan 451474 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	SAIC Frederick, Inc.	Debt-to-income ratio:	5.89%
Length of employment:	4 years	Location:	Manhattan, KS

Home town:
Current & past employers:	SAIC Frederick, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

556250 added on 10/13/09 > On time repayor looking to refinance credit cards to make one lower interest payment each month.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,577.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451484

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451484	$2,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451484. Member loan 451484 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	36000	Debt-to-income ratio:	7.83%
Length of employment:	4 years 36 months	Location:	BYRON, GA

Home town:
Current & past employers:	36000
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,790.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451497

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451497	$15,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451497. Member loan 451497 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	rock electric	Debt-to-income ratio:	7.40%
Length of employment:	4 years	Location:	poway, CA

Home town:
Current & past employers:	rock electric
Education:

This borrower member posted the following loan description, which has not been verified:

556293 added on 10/13/09 > I plan to use these funds to pay off all revolving debt, my credit cards, and my car. I feel that I am a good borrower because I have not missed or been late on a payment on any accountin over three years. I also have been paying more than the minimum amount due for just as long.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,366.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451509

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451509	$12,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451509. Member loan 451509 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	GA Dept. of Community Health	Debt-to-income ratio:	23.94%
Length of employment:	1 year 1 month	Location:	SNELLVILLE, GA

Home town:
Current & past employers:	GA Dept. of Community Health
Education:

This borrower member posted the following loan description, which has not been verified:

556318 added on 10/13/09 > Thank you very much for giving me the opportunity to help my parents pay an unexpected tax on their new home! They were ripped off by a builder and they are faced with a huge tax. I'm currently working 2 jobs and I plan to make the monthly payments for them! Again, thank you so much in advance for the loan!

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,180.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451515	$3,100	7.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451515. Member loan 451515 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	10.56%
Length of employment:	1 year	Location:	jupiter, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556324 added on 10/13/09 > thanks for funding..this is just a side project i dont want to touch my investments for at this time.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1975	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,378.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451538	$3,600	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451538. Member loan 451538 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Monster, Inc.	Debt-to-income ratio:	7.78%
Length of employment:	0 year 6 months	Location:	SOMERVILLE, NJ

Home town:
Current & past employers:	Monster, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,695.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451546	$18,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451546. Member loan 451546 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	PCSM	Debt-to-income ratio:	3.44%
Length of employment:	5 years	Location:	Lansing, MI

Home town:
Current & past employers:	PCSM, TLC Vision, Blue Cross & Blue Shield of Michigan
Education:	Michigan State University, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

556379 added on 10/13/09 > In and effort to reinvigorate our local economy and my minimize family's entertainment budget I'm finishing our basement and building a Home Theater, the total project will cost approximately $24,000 and I'm prepared to pay about the first $6,000 in cash. I'd like Lending Club to consider funding this portion of the project. 556379 added on 10/14/09 > Based on one of my potential investors questions I emailed and then called Lending Club to try to verify my income, and learned something that answers one of the investors questions. LC does not allow me to verify my income proactively. Their "Credit Review Team" works through the stack of applications and may or may not ever ask that a borrower "Verify Income." I assume (but didn't ask) that they will change the "Credit Review Status" to "Verified" once they have reviewed a borrowers application. They did mention that some loans/credit apps are not reviewed before they are Fully funded, since sometimes the investors are quicker than the credit review team. If you have questions about this process you might call LC at 866-754-4094.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,807.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451548	$15,000	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451548. Member loan 451548 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,640 / month
Current employer:	poolcraft	Debt-to-income ratio:	5.22%
Length of employment:	10+ years	Location:	rohnert park, CA

Home town:
Current & past employers:	poolcraft, poocraft 10+yrs
Education:

This borrower member posted the following loan description, which has not been verified:

556376 added on 10/13/09 > This loan will be used to pay off all my credit card debt. I will be Debt free in three years. 556376 added on 10/13/09 > this loan will be used for debt consolidation 556376 added on 10/14/09 > I have worked at Poolcraft pool & spa for ten years and I am currently the Head Service Tech. This is a year round position with medical benefits, a company vehicle and a company gas card. I have about $14,500 in debt spread over 4 credit cards and one closed Chase account. My goal is to be debt free in 3 years. It is time to put my life on a diet!

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,390.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451552	$6,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451552. Member loan 451552 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,481 / month
Current employer:	UCLA Medical Center	Debt-to-income ratio:	10.35%
Length of employment:	10+ years	Location:	Santa Monica, CA

Home town:
Current & past employers:	UCLA Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

556393 added on 10/13/09 > I just received an alarming letter from Wells Fargo that my Visa will have a 27.7% rate beginning in December. That is a giant leap, and for no apparent reason (no late payment or anything). I really want to tell them to "F" off.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,572.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451562	$7,200	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451562. Member loan 451562 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,250 / month
Current employer:	US Air Force	Debt-to-income ratio:	22.39%
Length of employment:	1 year	Location:	California City, CA

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	24
Revolving Credit Balance:	$37,591.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451575	$24,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451575. Member loan 451575 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,833 / month
Current employer:	n/a	Debt-to-income ratio:	3.62%
Length of employment:	1 year	Location:	glendale, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556469 added on 10/13/09 > HELLO I AM SUB-CONTRACTOR I WORK FOR ARM BEL MAINTENANCE INC. IT IS A CONSTRUCTION COMPANY. I OWN A HOUSE IN MIRAGE, ARIZONA I AM REMODELING MY INVESTMENT HOUSE DOWN THERE. I HAVE A GOOD INCOME ABOUT 250.000 GROSS A YEAR 155.000 NET. THIS IS FULLY VERIFIABLE INCOME. I HAD THE PROPERTY SINCE 2007. IF I SPEND AROUND 20,000 IN SUPPLY AND LABOR IS CHEAP AS I AM A SUB-CONTRACTOR, I GUARANTEE AT LEAST THE PRICE OF THE HOUSE WILL GO UP OVER 100,000. THIS MY PROFESSIONAL ESTIMATE.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,575.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 451579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451579	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451579. Member loan 451579 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Alliance Data Systems	Debt-to-income ratio:	2.34%
Length of employment:	10+ years	Location:	Reynoldsburg, OH

Home town:
Current & past employers:	Alliance Data Systems
Education:

This borrower member posted the following loan description, which has not been verified:

556476 added on 10/13/09 > This loan is for a 2006 Kia Sedona. Here is the link to the car. http://1st-class-imports.ebizautos.com/detail-2006-kia-sedona-lx-4681982.html This car is hard to find for under 13k anywhere else, and I have picked it up for 9500. I have already paid cash for it, but I want to get a little of the cash back for any emergencies. I have a very stable job for 9+ yrs, a bachelor degree, and a wife that also works, and has a degree. I have no current debt other then a student loan and mortgage. Full disclosure: I am also seeking the same loan in a few differently places. From my Credit Cards via balance transfers. From my current bank and from another P2P site. I will only take the loan that gives me the best terms. Or if no loan meets my satisfaction I will not take any, and just leave my cash balance a little lower then I like. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451584

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451584	$11,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451584. Member loan 451584 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	reRubber LLC	Debt-to-income ratio:	22.90%
Length of employment:	4 years	Location:	Ontario, CA

Home town:	Cupertino
Current & past employers:	reRubber LLC
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

556491 added on 10/14/09 > I plan to use the funds to eliminate debt on several bad credit cards in hoping to close those accounts for good. I am a reliable borrower because I have never been late on any payments and have always paid on time throughout my credit history. I have a well paying job as a Business Development Manager for a Green Recycling Company that is in process of expanding. I could afford payments and slowly eliminate my debt without any issues but the high interest rates charged by these banks makes it difficult to lower the numbers. I also live with family so I have no rent costs and basically my highest expense is my debt. 556491 added on 10/14/09 > Since I've been asked other questions, here are some other details that may provide further assurance to potential investors. I am the sole earner of my month wages listed and my car is paid in full. Any student loans I had are being taken care of by family members. The rest of the credit debt I'm not loaning for has little to no interest rates so I'm just mainly looking to eliminate the debt that has high interest rates. Please let me know if there are any other questions.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,297.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439138

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439138	$1,750	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439138. Member loan 439138 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Space Coast Fire and Safety	Debt-to-income ratio:	23.98%
Length of employment:	1 year 1 month	Location:	Melbourne, FL

Home town:
Current & past employers:	Space Coast Fire and Safety
Education:

This borrower member posted the following loan description, which has not been verified:

With the craziness of credit card rates, we are trying to consolidate into one payment that we can pay off in the short term. 529994 added on 10/14/09 > Credit card consolidation 529994 added on 10/14/09 > Lenders have upped our interest rates for no reason and we have not missed any payments!

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	52
Revolving Credit Balance:	$28,858.00	Public Records On File:	1
Revolving Line Utilization:	83.90%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444182	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444182. Member loan 444182 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,917 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	0 year	Location:	SHIRLEY, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

auto repairs purchase of used car misc bills such as medical snow thrower lawn mower other household items 541235 added on 10/14/09 > please fund loan to my account 541235 added on 10/14/09 > the car i am going to purchase is 8700.00 other car repairs approximatly 1200.00 medical and other household puchases equal to about 1400.00 my total monthly household income is about 1800.00 my monthly expences are about 600.00 ican repay my loan wiyhout a problem iwould like the loan to fund into the account that i provided you with and make monthly payments from that account as well 541235 added on 10/14/09 > my income comes from ss which is secured until my death i have prestine credit on the excelent scale i have no late payment reported from any creditors to date 541235 added on 10/14/09 > plaese email me at the email address already provided to let me know what if any information might also be needed to submit this loan application

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 445672

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445672	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445672. Member loan 445672 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,583 / month
Current employer:	City Of Ottawa	Debt-to-income ratio:	11.95%
Length of employment:	10+ years 168 months	Location:	OTTAWA, KS

Home town:
Current & past employers:	City Of Ottawa
Education:

This borrower member posted the following loan description, which has not been verified:

544387 added on 10/14/09 > The loan will be used to eliminate high-interest credit card debt. I pay my bills on time and pay well-over the "minimum payment" on my credit cards. I've been steadily employed with the same employer for 14+ years. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,086.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446019	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446019. Member loan 446019 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Allstate Insurance	Debt-to-income ratio:	1.20%
Length of employment:	3 years 11 months	Location:	Coconut Creek, FL

Home town:
Current & past employers:	Allstate Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

I'm requesting this loan in an effort to overhaul my financial situation. I have some debt with high interest, and this will really help me take care of that, and I'd like to use the rest to finance my wedding :) Thank you in advance. 545112 added on 10/14/09 > Hi, I'm requesting this loan to refinance my debt, and use a portion of it to take a small vacation. I always pay my bills ontime, never been late, and I assure you that I'll pay you back :) 545112 added on 10/14/09 > My bride will really appreciate the small vacation after the simple wedding we're having.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,251.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447842

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447842	$13,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447842. Member loan 447842 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	GosY and Associates	Debt-to-income ratio:	13.37%
Length of employment:	6 years 48 months	Location:	ORCHARD PARK, NY

Home town:
Current & past employers:	GosY and Associates
Education:

This borrower member posted the following loan description, which has not been verified:

548899 added on 10/14/09 > I am consolidating bills and purchasing a vehicle. Thank you,

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$69.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448784

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448784	$24,250	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448784. Member loan 448784 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,000 / month
Current employer:	Quadrent, Inc	Debt-to-income ratio:	10.48%
Length of employment:	1 year 3 months	Location:	VIENNA, VA

Home town:
Current & past employers:	Quadrent, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$246,089.00	Public Records On File:	0
Revolving Line Utilization:	64.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449407

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449407	$13,200	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449407. Member loan 449407 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Stock Loan Services, LLC	Debt-to-income ratio:	8.60%
Length of employment:	1 year	Location:	Boiling Springs, SC

Home town:
Current & past employers:	Stock Loan Services, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

552010 added on 10/14/09 > The loan will help me pay off some high interest cards that were raised for no reason. I pay all my debts and i pay them on time. This will help me reach my goals quicker. My income is steady and I actually have a secondary income that will bring some extra income in the new year.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,850.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449658	$7,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449658. Member loan 449658 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	n/a	Debt-to-income ratio:	1.48%
Length of employment:	2 years	Location:	Wantage, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

552464 added on 10/14/09 > Purpose of Loan Request: The purpose of this loan request is to fund the seasonal advertising campaign for our startup company, The Sharper Dog. We are a retailer of high-end, luxury dog products. We cater to the discriminating owner that wants to treat their dog as a member of the family. This type of person is not satisfied with giving their dog water or food in a plastic bowl. They want a decorative accessory to compliment their current home d??cor. We are a Limited Liability Company (The Sharper Dog, LLC.) that is starting out primarily in the online market in order to build our industry knowledge. One of our goals is to eventually open a retail storefront in an upscale area. The Mall at Short Hills in New Jersey would be one of our primary choices for us to start with. We began with a small investment of our own capital ($12,000) and opened our online store, www.TheSharperDog.com, on August 1, 2009. Our initial capital investment has gone quickly since many manufactures require minimum opening orders of $250+ (one vendor required $1,000 to start) to establish an account before they will drop ship for us. Our preferred method is to drop ship orders to reduce our initial out of pocket costs on inventory. We are also utilizing a small section in one of the partner???s interior design business for a showroom. Our current monthly operating overhead is $750 of which $300 ($10/day) is budgeted for Google Adwords advertising and $150 for advertising in Modern Dog Magazine. Gross sales from August 1 through the September 30 are $2100 with a gross profit of $800 (38%). In order to boost sales and to take advantage of the holiday buying season we want to increase our advertising budget for November and December. Google???s analysis of our adwords campaign shows a recommended daily budget of $50/day ($1500/month). Their analysis states that we are missing out on 86% of the searches for our key words and approximately 1000+ monthly clicks due to our $10/day budget. We are in need of a $7,000 loan to increase our adwords budget for the holidays as well as to take advantage of several other online advertising opportunities and to cover operating expenses through year-end 2009. The loan proceeds will be budgeted as follows: $3,000 Google Adwords for November & December $500 Advertising on www.LuxuryLifestyles.com (covers a full year of advertising) $500 Advertising on www.pamperedpuppy.com (covers a full year of advertising) $3,000 Operating overhead for November through February $7,000 Given the Google Adwords sales conversions totaling approximately $1500 on a total advertising cost of $450 (August budget $150, September budget $300) we feel this to be a prudent investment in our Adwords advertising. We estimate that the increased holiday sales coupled with the additional online advertising and the increased page ranking due to increased traffic (as a direct result of increasing Google Adwords) will provide us sufficient cash flow to operate through the end of 2010. The added benefit of the increased traffic increasing our page rank with Google is that we will show up higher on the organic search results page which is in essence ???free??? advertising.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	33
Revolving Credit Balance:	$66,890.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449704

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449704	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449704. Member loan 449704 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Primerica	Debt-to-income ratio:	0.26%
Length of employment:	n/a	Location:	doylestown, PA

Home town:
Current & past employers:	Primerica
Education:

This borrower member posted the following loan description, which has not been verified:

552553 added on 10/14/09 > We have a one time medical bill that needs to be handled pretty quickly. Thank you for your consideration. 552553 added on 10/14/09 > By the way, if you check my credit score you will see that I am never late on a payment ever.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,313.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449739	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449739. Member loan 449739 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Endurance	Debt-to-income ratio:	12.38%
Length of employment:	1 year 1 month	Location:	HOBOKEN, NJ

Home town:
Current & past employers:	Endurance
Education:

This borrower member posted the following loan description, which has not been verified:

552618 added on 10/14/09 > This loan will be used to grow my logistics technology business. The company is 4 years old and has been profitable since inception. The funds will be used specifically for additional systems programming to take the business to the next level expanding nationally from our current New York and Philadelphia market. 552618 added on 10/14/09 > (see above)

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,775.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449824	$10,400	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449824. Member loan 449824 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Caremark	Debt-to-income ratio:	11.53%
Length of employment:	5 years 48 months	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	Caremark
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1968	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,858.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 450384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450384	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450384. Member loan 450384 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,900 / month
Current employer:	n/a	Debt-to-income ratio:	0.13%
Length of employment:	1 year 48 months	Location:	VAN NUYS, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

553903 added on 10/14/09 > I need this loan to plan my wedding.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450875	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450875. Member loan 450875 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	NEOPS	Debt-to-income ratio:	13.74%
Length of employment:	5 years	Location:	Meriden, CT

Home town:
Current & past employers:	NEOPS
Education:

This borrower member posted the following loan description, which has not been verified:

555030 added on 10/14/09 > I plan on paying off some credit card debt and to build up a downpayment for a house in the process. I am very motivated to get my family into a house withing the next couple of years. I am very responsible in making payments and I am eager to one payment and no that I will be finished in three years paying off this debt. I have a very successful carreer and really feel that the next step for me is home ownership.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	10
Revolving Credit Balance:	$7,031.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450960	$11,200	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450960. Member loan 450960 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$19,583 / month
Current employer:	USAA	Debt-to-income ratio:	12.39%
Length of employment:	5 years 48 months	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	USAA
Education:

This borrower member posted the following loan description, which has not been verified:

555217 added on 10/14/09 > Fund to consolidate higher-interest debt.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	45
Revolving Credit Balance:	$21,854.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450981

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450981	$19,750	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450981. Member loan 450981 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Dr McDermott Terrence S	Debt-to-income ratio:	2.00%
Length of employment:	6 years	Location:	Romeoville, IL

Home town:
Current & past employers:	Dr McDermott Terrence S
Education:

This borrower member posted the following loan description, which has not been verified:

555251 added on 10/14/09 > We looking to consolidate debt to increase cash flow and savings for kids schooling and due to a bad car accedent when i was younger we need to explore fertility options. I really would like to have a baby and consolidating everything to one bill is the first step to saving up for this or adoption. My partner is well employed as an IT Director and makes over 90k a year which provides great house hold income on top of mine. I sold my house and paid off car and paid off all other debt. This is our first steps in reducing other debt he has from his divorce (which he gained custody on) and for us to start saving for the two of us to have a child together. 555251 added on 10/14/09 > this will not be an additional expense. the consolidation of debt is expected to net us at lest an additional $500 a month cash flow after figuring the payment in for this loan.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,162.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451204

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451204	$9,250	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451204. Member loan 451204 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	22.25%
Length of employment:	1 year	Location:	HONOLULU, HI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555696 added on 10/14/09 > Thank u 555696 added on 10/14/09 > Iraq/Kuwait Veteran in need of help to pay off bills..

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1974	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,738.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451400	$6,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451400. Member loan 451400 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,750 / month
Current employer:	Walmart Corp	Debt-to-income ratio:	4.46%
Length of employment:	7 years	Location:	Carthage, TX

Home town:
Current & past employers:	Walmart Corp
Education:

This borrower member posted the following loan description, which has not been verified:

556082 added on 10/14/09 > I will be adding new siding to my house as a home improvement. I have never been late on any loan or credit card payments. I also have a very good employment record with very little time missed. My credit score is something I am also very proud of. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,944.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451501	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451501. Member loan 451501 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Collision Centers of NH	Debt-to-income ratio:	4.51%
Length of employment:	3 years	Location:	Milford, NH

Home town:
Current & past employers:	Collision Centers of NH
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$928.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451592

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451592	$8,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451592. Member loan 451592 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Accenture	Debt-to-income ratio:	3.40%
Length of employment:	1 year 192 months	Location:	ELMHURST, IL

Home town:
Current & past employers:	Accenture
Education:

This borrower member posted the following loan description, which has not been verified:

556508 added on 10/14/09 > pete loan 556508 added on 10/14/09 > pete loan

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	61
Revolving Credit Balance:	$11,036.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451597	$7,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451597. Member loan 451597 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,600 / month
Current employer:	US Dept. of Treasury - IRS	Debt-to-income ratio:	17.19%
Length of employment:	1 year 1 month	Location:	RICHMOND, VA

Home town:
Current & past employers:	US Dept. of Treasury - IRS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1980	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	9	Months Since Last Delinquency:	19
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	33.29%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451601	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451601. Member loan 451601 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	BMO Capital Markets	Debt-to-income ratio:	16.12%
Length of employment:	3 years	Location:	Franklin Square, NY

Home town:
Current & past employers:	BMO Capital Markets
Education:

This borrower member posted the following loan description, which has not been verified:

556540 added on 10/14/09 > This loan will be used to consolidate debt and will likely be paid off within a year.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	43
Revolving Credit Balance:	$1,584.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451602	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451602. Member loan 451602 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,500 / month
Current employer:	n/a	Debt-to-income ratio:	4.14%
Length of employment:	1 year	Location:	High Falls, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556543 added on 10/14/09 > Restoring a 1859 Dutch Reformed Church in Historic Hudson Valley to original condition for future generations to admire and remember.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	8
Revolving Credit Balance:	$870.00	Public Records On File:	1
Revolving Line Utilization:	26.40%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451606

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451606	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451606. Member loan 451606 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	n/a	Debt-to-income ratio:	12.34%
Length of employment:	1 year	Location:	Austin, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556547 added on 10/14/09 > Using Funds for Debt Consolidation Excellent Credit Self Employed 15 plus years

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,387.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451617	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451617. Member loan 451617 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,326 / month
Current employer:	n/a	Debt-to-income ratio:	16.65%
Length of employment:	1 year	Location:	Guthrie, OK

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556575 added on 10/14/09 > I am retired with a guaranteed income for life from the Oklahoma Uniform Retirement System for Judges and Justices and social security. This loan will allow me to reduce my monthly payments by over $100.00 and to pay these credit cards off in three years. 556575 added on 10/14/09 > I have had unsecured credit card debt for many years and have never missed a monthly payment. I have more than enough life insurance for my wife to use to pay this obligation in the event I were to die before it is paid off.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,413.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451624

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451624	$2,400	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451624. Member loan 451624 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	court street ford	Debt-to-income ratio:	11.43%
Length of employment:	9 years	Location:	bourbonnais, IL

Home town:
Current & past employers:	court street ford
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,381.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 451628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451628	$10,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451628. Member loan 451628 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	guida scrap metal	Debt-to-income ratio:	14.31%
Length of employment:	3 years	Location:	LEVITTOWN, PA

Home town:
Current & past employers:	guida scrap metal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	68
Revolving Credit Balance:	$980.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 451632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451632	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451632. Member loan 451632 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	verizon wireless	Debt-to-income ratio:	18.02%
Length of employment:	4 years 36 months	Location:	OCOEE, FL

Home town:
Current & past employers:	verizon wireless
Education:

This borrower member posted the following loan description, which has not been verified:

556618 added on 10/14/09 > I'm a very successful sales manager with verizon wireless with an excellent track record. I have been employee with the number one wireless carrier for 3 years and even with this challenge economy we're still very successful growing our business.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	48
Revolving Credit Balance:	$11,188.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451659	$2,500	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451659. Member loan 451659 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,167 / month
Current employer:	Harrington Industrial Plastics	Debt-to-income ratio:	24.12%
Length of employment:	10+ years	Location:	Murrieta, CA

Home town:
Current & past employers:	Harrington Industrial Plastics
Education:

This borrower member posted the following loan description, which has not been verified:

556684 added on 10/14/09 > My mother needs some assistance with her medical expenses. Her only asset is her home which we can't place on the market at this time. 556684 added on 10/14/09 > My mother needs some assistance with her medical expenses. Her home is her only asset and we can't place it on the market at this time.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1980	Delinquent Amount:	$0.00
Open Credit Lines:	29	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	29
Revolving Credit Balance:	$27,433.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451673	$6,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451673. Member loan 451673 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,200 / month
Current employer:	n/a	Debt-to-income ratio:	0.47%
Length of employment:	1 year	Location:	VALLEJO, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$226.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451705

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451705	$10,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451705. Member loan 451705 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Purdum Gray Ingledue	Debt-to-income ratio:	9.48%
Length of employment:	10+ years	Location:	Macomb, IL

Home town:
Current & past employers:	Purdum Gray Ingledue
Education:

This borrower member posted the following loan description, which has not been verified:

546561 added on 10/14/09 > I have managed to pay off 1 small credit card and would like to pay off 2 more that have interest rates in the 20+% range. Thank you in advance for your consideration in my quest to get out of credit card debt.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	31
Revolving Credit Balance:	$18,393.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451708	$11,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451708. Member loan 451708 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Dorchester County Commissioners	Debt-to-income ratio:	16.46%
Length of employment:	10+ years	Location:	East New Market, MD

Home town:
Current & past employers:	Dorchester County Commissioners
Education:

This borrower member posted the following loan description, which has not been verified:

556787 added on 10/14/09 > Pay Off Credit Cards And Loan.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,372.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451739	$10,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451739. Member loan 451739 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Allied Business Solutions	Debt-to-income ratio:	12.36%
Length of employment:	2 years	Location:	ATLANTA, GA

Home town:	Washington
Current & past employers:	Allied Business Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get my credit cards for Macy's paid off and Discover, paid down because the interest rates are high. I would also like to use part of the money for dental expenses.

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1972	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	20
Revolving Credit Balance:	$16,403.00	Public Records On File:	0
Revolving Line Utilization:	98.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451741	$11,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451741. Member loan 451741 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	santa clara county library	Debt-to-income ratio:	12.00%
Length of employment:	1 year	Location:	san jose, CA

Home town:
Current & past employers:	santa clara county library
Education:

This borrower member posted the following loan description, which has not been verified:

556845 added on 10/14/09 > I'm a hard, responsible worker who needs a bit of relief to get married and start a family!! my credit history shows i always pay on time!! 556845 added on 10/14/09 > With this loan I plan to get my open credit lines down to 2 or 3.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	24
Revolving Credit Balance:	$9,311.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451757

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451757	$18,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451757. Member loan 451757 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	US Coast Guard	Debt-to-income ratio:	19.71%
Length of employment:	5 years	Location:	La Jolla, CA

Home town:
Current & past employers:	US Coast Guard
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	31
Revolving Credit Balance:	$3,519.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451762	$18,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451762. Member loan 451762 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Stiles Food Equipment	Debt-to-income ratio:	12.42%
Length of employment:	3 years	Location:	Fontana, CA

Home town:
Current & past employers:	Stiles Food Equipment
Education:

This borrower member posted the following loan description, which has not been verified:

556889 added on 10/14/09 > This loan will be used for Debt Consolidation mainly, and the rest for college tuition and books. I am currently going to college as Biology Major and plan to become a doctor. I have a full time job and currently make $3,300 a month before taxes. $4,500 will be used for an auto loan and $9,000 for credit cards. I usually pay off my credit cards every month but I recently married a beautiful dutch girl. We had to do some traveling and there's the usual wedding expenses. The loan is to reduce the high credit card rates which will allow me to pay them off much sooner and save thousands in the process. A Big Thank You to those who fund my loan.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,658.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451773	$2,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451773. Member loan 451773 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Knautz Trading	Debt-to-income ratio:	21.88%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	Knautz Trading
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,813.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451775	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451775. Member loan 451775 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,400 / month
Current employer:	Group 1 Automotive	Debt-to-income ratio:	21.57%
Length of employment:	10+ years	Location:	Spring, TX

Home town:
Current & past employers:	Group 1 Automotive
Education:

This borrower member posted the following loan description, which has not been verified:

556916 added on 10/14/09 > Funds will be used to immediately pay off several credit card balances (looking at different % amount on 4 to 5 cards to pay in full). I have spent 10 years in the car business with the same company and I was raised by two bankers. I understand the importance of making payments on time and I also understand that my credit card debt is not going anywhere if I only make the on time payments. Consider my Chase Mortgage as a representation of my desire to have strong credit. For a three month period I made 1/4 the monthly income that I normally would have due to the aftermath of Hurricane Ike. It was tight, but I would not accept not being able to pay as agreed. I deal with way too many people day to day that cant get what they want because they didnt take care of their credit. To sum it up, my Grandad once told me "if you pay your bills and take care of your credit you wont ever go hungry". He also said "if you cant pay cash then dont buy it", but we cant all be just like our Grandad. I am not DESPERATE for this, but it sure as hell would give me a light at the end of the high credit card interest rate tunnel. P.s. my wife is a registered nurse at 3800 to 4000 per month gross (11000+ household gross). Experian becon is in the 690's...I prefer to leave her off of the note since her Ford lease is due in 8 months and I want to make sure her becon stay where it is at or gets higher.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,724.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451782	$5,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451782. Member loan 451782 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Robins Air Force Base	Debt-to-income ratio:	14.22%
Length of employment:	6 years 60 months	Location:	WARNER ROBINS, GA

Home town:
Current & past employers:	Robins Air Force Base
Education:

This borrower member posted the following loan description, which has not been verified:

556933 added on 10/14/09 > I will use the funds to manifest a few landscaping dreams and to spruce up a few areas of my home. I am an electrical engineer. I've had my position for five years; and, as is the usual, Civil Service occupations, particularly in engineering, have above average stability. After an auto payment, rent, and misc utilities, I easily have $1700.00 of take-home funds available to attack the new loan! Thanks for your consideration!

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,751.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451799

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451799	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451799. Member loan 451799 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,589 / month
Current employer:	UPS	Debt-to-income ratio:	1.81%
Length of employment:	1 year 288 months	Location:	ROSEBURG, OR

Home town:
Current & past employers:	UPS
Education:

This borrower member posted the following loan description, which has not been verified:

557019 added on 10/14/09 > We are replacing a 33 year old ac unit and have need some heat/ac duct work done.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,814.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451809	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451809. Member loan 451809 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,392 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 451841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451841	$20,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451841. Member loan 451841 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	11.25%
Length of employment:	1 year	Location:	OCALA, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

557092 added on 10/14/09 > HELLO. I WAS ACTUALLY GIVEN THIS COMPANYS INFO. THROUGH THE S.C.O.R.E. OFFICE WHICH IS A BRANCH OF THE SMALL BUSINESS ASSOCIATION. THEY EXPLAINED THAT I DID QUALITY FOR THE 7A SMALL BUSINESS LOAN, HOWEVER, THAT THE PROCESS IS LENGTHY AND THAT MANY PEOPLE IN A SIMILAR SITUATION AS MYSELF HAVE BEEN SUCCESSFUL WITH THE LENDING CLUB. I HAVE BEEN A REAL ESTATE APPRAISER FOR 7 YEARS. WHEN TAYLOR BEAN AND WHITAKER COLLAPSED, I HAD ACCOUNTS PAYABLE OF OVER $20,000 THAT I NEVER RECEIVED FROM THE OFFICE THAT I WORKED AT. I DECIDED TO LEAVE AND OPEN MY OWN BUSINESS. I HAVE BEEN WORKING OUT OF MY HOUSE BUT NOW I AM SO BUSY THAT I AM GOING TO HAVE TO TURN DOWN WORK IF I DON'T MOVE INTO A LARGER BUILDING AND HIRE ANOTHER APPRAISER WHICH REQUIRES NEW COMPUTERS, A NEW SERVER, COMPUTER PROGRAMS, ETC. I HAVE A HIGH AMOUNT OF ACCOUNTS RECEIVABLE HOWEVER, MOST OF THE REO(FORECLOSURE) LENDERS PAY 30-60 DAYS AFTER THE APPRAISAL IS PERFORMED. I WOULD BE MORE THAN GRATEFUL IF YOU WOULD BE ABLE TO ASSIST ME. THANK YOU 557092 added on 10/14/09 > HELLO. I WAS ACTUALLY GIVEN THIS COMPANYS INFO. THROUGH THE S.C.O.R.E. OFFICE WHICH IS A BRANCH OF THE SMALL BUSINESS ASSOCIATION. THEY EXPLAINED THAT I DID QUALITY FOR THE 7A SMALL BUSINESS LOAN, HOWEVER, THAT THE PROCESS IS LENGTHY AND THAT MANY PEOPLE IN A SIMILAR SITUATION AS MYSELF HAVE BEEN SUCCESSFUL WITH THE LENDING CLUB. I HAVE BEEN A REAL ESTATE APPRAISER FOR 7 YEARS. WHEN TAYLOR BEAN AND WHITAKER COLLAPSED, I HAD ACCOUNTS PAYABLE OF OVER $20,000 THAT I NEVER RECEIVED FROM THE OFFICE THAT I WORKED AT. I DECIDED TO LEAVE AND OPEN MY OWN BUSINESS. I HAVE BEEN WORKING OUT OF MY HOUSE BUT NOW I AM SO BUSY THAT I AM GOING TO HAVE TO TURN DOWN WORK IF I DON'T MOVE INTO A LARGER BUILDING AND HIRE ANOTHER APPRAISER. THIS REQUIRES NEW COMPUTERS, A NEW SERVER, COMPUTER PROGRAMS, ETC. I HAVE A HIGH AMOUNT OF ACCOUNTS RECEIVABLE HOWEVER, MOST OF THE REO(FORECLOSURE) LENDERS PAY 30-60 DAYS AFTER THE APPRAISAL IS PERFORMED. I WOULD BE MORE THAN GRATEFUL IF YOU WOULD BE ABLE TO ASSIST ME. THANK YOU 557092 added on 10/14/09 > THE FUNDS WILL BE USED TO PURCHASE COMPUTERS, A SERVER, ADDITIONAL OFFICE FURNITURE (IF NEEDED), AND MISC. OFFICE EQUIPTMENT, COMPUTER PROGRAMS, ETC. I AM ABLE TO REPAY THE LOAN DUE TO THE FACT THAT MY ACCOUNTS RECEIVABLE WILL BE RECEIVED AT THE BEGINNING OF NOVEMBER AND EVERY MONTH THEREAFER. I WAS VERY SURPRISED TO SEE THAT MY BUSINESS TOOK OFF SO FAST. MY GOAL WAS TO MOVE INTO A LARGER BUILDING IN APPROX. (1) YEAR AND IT HAS ONLY BEEN A COUPLE OF MONTHS. MY ACCOUNTS RECEIVABLE FOR SEPTEMBER IS APPROX. $12,000. THIS AMOUNT DOUBLED IN A MONTHS TIME FROM THE PRIOR MONTH. AS I HAVE RECENTLY DISCOVERED, THIS BUSINESS CAN BE LUCRATIVE WHEN THE MARKET IS GOOD AND WHEN THE MARKET IS NOT SO GOOD, THEREFORE, I DO NOT SEE ANY REASON AS TO WHY THIS LOAN WILL NOT BE ABLE TO BE REPAID IN FULL. MY 1099 FOR LAST YEAR LISTED $160,000 AND THAT IS WITH PAYING 35% TO MY EMPLOYER. I NOW CAN COLLECT AND KEEP 100% OF THE APPRAISAL FEE.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	58
Revolving Credit Balance:	$3,672.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451846	$25,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451846. Member loan 451846 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	EC Hair Import Inc	Debt-to-income ratio:	17.08%
Length of employment:	3 years	Location:	Little Ferry, NJ

Home town:
Current & past employers:	EC Hair Import Inc
Education:

This borrower member posted the following loan description, which has not been verified:

557101 added on 10/14/09 > I need money to pay off debt. My credit card interest rates are too high. I used to pay off the debt costs $ 1,000 per month. But the principal did not give a little... So, I will pay off the debt completely in three years. Thanks.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,859.00	Public Records On File:	0
Revolving Line Utilization:	88.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451852	$2,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451852. Member loan 451852 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Paddy Murphy's	Debt-to-income ratio:	14.86%
Length of employment:	1 year	Location:	Orlando, FL

Home town:
Current & past employers:	Paddy Murphy's
Education:

This borrower member posted the following loan description, which has not been verified:

557114 added on 10/14/09 > Dear Investors, I have finally been given the chance to make one of my dreams a reality! I need some help! I am currently a junior who is studying political science(international program) in the College of Sciences at the University of Central Florida. About a year ago I hit a low point in my life and was struggling with everything !!!!!! One of the hardest times for me which gave me the final push I needed to make a change was the fact that I ended a very serious six year relationship. I dedicated myself and everything I had to make it a successful relationship, but after looking back I feel like I gave myself the short end of the stick for somebody else???s happiness. Well not ANYMORE!!! I vowed to myself to do what makes me happy and to live my OWN life!!! For me, Education and Exploring are my biggest passions!!!! About four months ago I received the opportunity to move to MIAMI and attend FIU where I have the prospect to study abroad in Germany!!!! I jumped on this opportunity of a lifetime and have been saving all the money I have made over the past four months but I'm about 2000 short of reaching my goal to pay for tuition!! I have already applied for loans and grants and have received as much as I could from them. I need more help so that's why I came to the Lending Club! I have used this program before and I???m currently at great standing with this program. I have never been late on a payment and I'm a trustworthy member. I know that everyone in the world is struggling and that this is not the best time to ask for help but I know with this money I will become happier, wiser, successful, humbled, independent, stronger, and overall an improved individual who can attend school!!!!!!!!!!!!!!!!! Thank you for your time! Sincerely, Jaime' Zimmerman

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$261.00	Public Records On File:	0
Revolving Line Utilization:	87.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451853	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451853. Member loan 451853 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,442 / month
Current employer:	M-Line Inc.	Debt-to-income ratio:	6.60%
Length of employment:	10+ years	Location:	Gilbertsville, PA

Home town:
Current & past employers:	M-Line Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

557115 added on 10/14/09 > I am looking for a loan to help me relocate and setup my home office. I have a very good paying and stable job which I've held for the past 9+ yrs. which now offers me the possiblity of working from my home. I have had a major downfall, effect, on my credit 10 yrs ago and have been rebuilding since, and am proud to say I've built myself back up through my self-budgeting and financial planning. I continuously maintain my budget, which is planned through the next year, to plan for my future. Though I have built my credit up over the past 10 yrs. I have been unable to obtain approval, through conventional means, for such a loan due to economy and lack of collateral, which is in part what I hope to obtain.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	53
Revolving Credit Balance:	$4,017.00	Public Records On File:	1
Revolving Line Utilization:	87.30%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 451856

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451856	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451856. Member loan 451856 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,000 / month
Current employer:	All Star Hyundai	Debt-to-income ratio:	21.43%
Length of employment:	1 year 12 months	Location:	DENHAM SPRINGS, LA

Home town:
Current & past employers:	All Star Hyundai
Education:

This borrower member posted the following loan description, which has not been verified:

557128 added on 10/14/09 > Home improvements

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	39
Revolving Credit Balance:	$52,264.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451925	$5,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451925. Member loan 451925 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:	OakHill Hospital	Debt-to-income ratio:	16.57%
Length of employment:	1 year	Location:	Brooksville, FL

Home town:
Current & past employers:	OakHill Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

557261 added on 10/15/09 > I am providing security and privacy for my family with this home improvement. Also, will increase the value of my home.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,465.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 78 dated October 15, 2009